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                                                                    Exhibit 99.1

                             DISTRIBUTION AGREEMENT

     THIS IS AN AGREEMENT (the "Agreement"), made as of this 6th day of June, 1999 (the "Effective Date"), by and among Diametrics Medical Incorporated, a Minnesota corporation having its principal place of business at 2658 Patton Road, St. Paul, Minnesota 55113 ("COMPANY") and Hewlett Packard or its successor in a planned reorganization, a Delaware corporation, having its principal place of business at 3000 Hanover Street, Palo Alto, California 94303 ("DISTRIBUTOR").

                                   WITNESSETH:

     WHEREAS, COMPANY develops, manufactures (or has manufactured), sells and distributes point of care medical diagnostic products for blood analysis, including certain continuous and intermittent monitoring products which include diagnostic probes and cartridges and related hardware and accessories for monitoring certain components of blood; and,

     WHEREAS, DISTRIBUTOR and its subsidiaries develop, manufacture and distribute patient monitoring systems and other medical products throughout the world; and

     WHEREAS, COMPANY seeks to sell certain of its products to DISTRIBUTOR for distribution on a worldwide basis, and DISTRIBUTOR desires to purchase such products sold by COMPANY for distribution and resale as a stand-alone system or an option to or an element of DISTRIBUTOR's products, and

     NOW, THEREFORE, in consideration of the foregoing premises and of the mutual covenants and subject to the terms and conditions set forth herein below, DISTRIBUTOR and COMPANY agree as follows:

ARTICLE 1. Definitions

     The following terms, when used herein with initial capital letters, shall have the following respective meanings:

     1.1 Acceptance. Indication by DISTRIBUTOR that, upon inspection or deemed acceptance by DISTRIBUTOR as set forth in Section 4.8, the Products conform to an agreed upon test procedure which shall be based upon the Product specifications and labeling and FDA and EU specifications applicable to such Product.

     1.2 Accessories. Those accessories for the Intermittent Monitoring Products, having the specifications set forth on Exhibit 1.2 (as may be changed from time to time as provided herein) and those accessories for the Continuous Monitoring Products, having the specifications set forth on Exhibit 1.4 (as may be changed from time to time as provided herein) (and including Improved Products thereof).
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     1.3 Affiliate. Any person, firm, corporation or other legal entity which controls, is controlled by or is under common control with COMPANY or DISTRIBUTOR.

     1.4 Calibrators. The calibrator portion of the Continuous Monitoring Products, having the specifications set forth on Exhibit 1.4 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.5 Cartridges. The cartridge portion of the Intermittent Monitoring Products, having the specifications set forth on Exhibit 1.2 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.6 Competing Product. (a) With respect to the Continuous Monitoring Products, any in-vivo or ex-vivo blood analysis products within the Field that compete directly with the Continuous Monitoring Products in humans, and (b) with respect to the Intermittent Monitoring Products, any in vitro blood analysis products for critical care and emergency care applications that compete directly with the Intermittent Monitoring Products in humans.

     1.7 Confidential Information. Information of any kind and form, whether technical or business, which a Party hereto holds in confidence and regards as valuable, but only when treated by the disclosing Party as set forth in Article 12.

     1.8 Continuous Monitoring Products. Those continuous monitoring products (including Improved Products) sold by COMPANY for use in the applicable Field and currently marketed under the trademarks ParaTrend(R), NeoTrend(TM) and TrendCare(TM), consisting of the Sensors, Calibrators, Monitors, Patient Data Module and Accessories including the manuals, labeling, packaging and package inserts for such Continuous Monitoring Products. The Continuous Monitoring Products expressly exclude the NeoCath products in their oxygen-only form as of the Effective Date; the NeoCath product will only be distributed to existing NeoCath product users and will not be changed or enhanced without DISTRIBUTOR's consent.

     1.9 Effective Date. June 6, 1999

     1.10 Exclusivity Period. The period starting on June 6, 1999, during which DISTRIBUTOR has the exclusive right hereunder to distribute the Products in the Field, until such period terminates or expires as provided herein.

     1.11 Extension Term. The extension term or terms of this Agreement, as described in Section 11.1.

     1.12 Field. (a) With respect to the Continuous Monitoring Products, intra-vascular monitoring of biochemical and physiological parameters in humans. The Field excludes all other uses or applications, including without limitation, all applications in the central nervous system (i.e. the cranial cavity or the spinal column) and all monitoring in tissue and fluids other than blood, and (b) with respect to the Intermittent Monitoring Products, in vitro analysis of blood in humans.

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     1.13 Fiscal Quarter or FQ. With respect to any Fiscal Year, the periods
November 1 through the following January 31 ("FQ1"), February 1 though the following April 30 ("FQ2"), May 1 though the following July 31 ("FQ3"), and August 1 though the following October 31 ("FQ4").

     1.14 Fiscal Year or FY. The period from November 1 through the following October 31of the applicable year.

     1.15 Gross Margin. DISTRIBUTOR's average selling price for the Products to third parties, as determined in accordance with DISTRIBUTOR's accounting practices and procedures, consistently applied, less the prices actually paid by DISTRIBUTOR to COMPANY for such Products (including shipping, handling and import duties thereon), for the relevant Fiscal Quarters. In the case of international sales, Gross Margin does not include the Uplift, as defined below. In the event that Products are sold or bundled by DISTRIBUTOR or its Affiliates along with other products and/or services at a package price, or are transferred without or for reduced consideration, the Gross Margin shall be allocated on an equitable and pro rata basis with such other products and/or services.

     1.16 IDMS Software. The software portions of the Intermittent Monitoring Products, having the specifications set forth on Exhibit 1.2 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.17 Improved Products.

     (a) Any Product that incorporates (a) any on-going improvements, modifications or enhancements, such as bug fixes, which are developed by COMPANY pursuant to Section 7.3 or (b) any improvements, modifications or enhancements to the current platform for IRMA and TrendCare, such as new interfaces or new measurement parameters, such as glucose, lactate or electrolytes, for the Continuous Monitoring Products, or new electrochemical measurements or new modules for the Intermittent Monitoring Products which are developed by COMPANY, and

     (b) any new generation continuous or intermittent blood analysis product for use in the Field (e.g. a new platform (such as thick/thin films), new measurement methodology (such as electrochemical or optical measurement), or separate platform, methodology, application, intellectual property or Product in the Field acquired from a third party) that is developed or acquired by COMPANY during the Exclusivity Period and the development or acquisition of which is funded at least (***) percent (***) by DISTRIBUTOR as provided in Section 7.1.

     1.18 Initial Term. The initial term of this Agreement, as described in
Section 11.1.

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*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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     1.19 Intermittent Monitoring Products. Those intermittent monitoring products (including Improved Products) sold by COMPANY for use in the applicable Field and currently marketed under the trademark IRMA(R), and consisting of the IRMA Analyzer, Cartridges, Accessories, IDMS Software, and Modules (such as the SureStep Pro Blood Glucose Module) including the manuals, labeling, packaging and package inserts for such Intermittent Monitoring Products.

     1.20 IRMA Analyzers. The analyzer portion of the Intermittent Monitoring Products, having the specifications set forth on Exhibit 1.2 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.21 Minimum Purchase Requirement. The aggregate minimum dollar amount of Products to be purchased by DISTRIBUTOR in the applicable Fiscal Year, as set forth on Exhibit 1.21.

     1.22 Modules. The module portion of the Intermittent Monitoring Products (such as the SureStep Pro Blood Glucose Module), having the specifications set forth on Exhibit 1.2 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.23 Monitors. The monitor portion of the Continuous Monitoring Products, having the specifications set forth on Exhibit 1.4 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.24 New Products. Any new generation continuous monitoring product or intermittent blood analysis product for use in the Field (a) which is not a Product or an Improved Product, (b) which is developed or acquired by COMPANY during the Exclusivity Period, and (c) the development or acquisition of which is not funded at least (***) percent (***%) by DISTRIBUTOR as provided in
Section 7.1. All COMPANY products in the Field are either Products, Improved Products or New Products. New Products shall be subject to Section 7.4.

     1.25 Party. Either DISTRIBUTOR or COMPANY, as the case may be.

     1.26 Patient Data Module. The patient data module portion of the Continuous Monitoring Products, having the Specifications set forth on Exhibit 1.4 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.27 Products. The Continuous Monitoring Products and Intermittent Monitoring Products, collectively.

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*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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     1.28 Regulatory Approval. Applications for permission or clearance and permissions, clearances or approvals from local and national governments, if required in any country or jurisdiction, to market, and sell Products.

     1.29 Sensors. The disposable sensor portion of the Continuous Monitoring Products, having the specifications set forth on Exhibit 1.4 (as may be changed from time to time as provided herein) (and including Improved Products thereof).

     1.30 Transition Period. The period from the Effective Date through October 31, 1999 (or such earlier date as the Parties may mutually agree).

     1.31 Uplift. An accounting mechanism employed by DISTRIBUTOR to approximate the costs for the following elements in intracorporate transfers between DISTRIBUTOR and its international Affiliates, as consistently applied pursuant to DISTRIBUTOR's internal accounting procedures:

           Shipment/freight
           Differential insurance
           Differential in higher discounts
           Import duty
           Tax differentials
           Quote validity extension
           Currency hedging
           Other differentials to standard terms and conditions

ARTICLE 2. Appointment

     2.1 Appointment. Subject to the terms and conditions of this Agreement, COMPANY hereby appoints DISTRIBUTOR as its sole and exclusive worldwide distributor of the Products and Improved Products for use in the applicable Field commencing on the Effective Date, during the Exclusivity Period, and COMPANY appoints DISTRIBUTOR as its non-exclusive worldwide distributor of Sensors and Cartridges and Improved Sensors and Improved Cartridges for use in the Field for the periods and on the terms provided in Sections 11.2 11.3 and 11.4, and DISTRIBUTOR hereby accepts such appointment.

     2.2 Restrictions on Distribution. During the term of this Agreement, DISTRIBUTOR shall not sell or distribute for resale outside of or for use outside of the Field, any of the Products.

     2.3 Exclusivity.

     (a) Commencing on the Effective Date and until termination of the Exclusivity Period, DISTRIBUTOR will not, directly or indirectly (through any Affiliate or third party or otherwise), actively distribute, market, advertise, promote, sell, lease or solicit the sale, distribution or lease of any Competing Products, or authorize, encourage or induce any person or entity to do any of the foregoing. As used herein the term "active" shall mean that DISTRIBUTOR shall not list such Competing Product on its price list, and that DISTRIBUTOR

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shall not incentivize its sales force or Subdistributors with respect to such
Competing Product, nor count such sale of Competing Product against the sales quotas of its patient monitoring or point of care diagnostic sales force. Notwithstanding the foregoing, DISTRIBUTOR shall be permitted to distribute (i) the (***) as per Exhibit 2.3(a) attached hereto and (ii) the (***), as modified from time to time, for (***) as per Exhibit 2.3(a) attached hereto. Notwithstanding the foregoing, if a customer so requests, DISTRIBUTOR may provide a Competing Product; provided that DISTRIBUTOR shall use reasonable efforts to inform COMPANY of such transaction and that DISTRIBUTOR does not incentivize its sales force or Subdistributors with respect to such Competing Products nor count such sales of Competing Products against the sales quotas of its sales force. In most cases, the Competing Product will be sold as an item in a larger purchase which includes DISTRIBUTOR's monitoring products and the Parties intend that such bundling of Competing Products shall occur infrequently and shall not be a significant portion of DISTRIBUTOR's business in the Field. In addition, DISTRIBUTOR may sell, and DISTRIBUTOR intends to sell, the Products to customers who request them for use with other manufacturers' products and to third parties who desire to bundle the Products with their own products.

     (b) Commencing on the Effective Date and until termination of the Exclusivity Period, COMPANY shall not, directly or indirectly (through any Affiliate or third party or otherwise), license its technology for the development of integrated modules of the Products with patient monitors, ventilators, anesthesia machines, cardiology products and / or emergency care products other than DISTRIBUTOR products, unless the Parties mutually agree otherwise in writing. Notwithstanding the foregoing, COMPANY shall be entitled to complete the development of the interface, but not the integration, of the Products with those of (***) as set forth in Exhibit 2.3(b). Nothing herein shall be deemed to restrict COMPANY from licensing or providing third parties
(a) its communications protocols for the Products to allow such third parties to connect their products with the Products or (b) its technology for use outside of the Field.

     2.4 Subdistributors and Manufacturer's Representatives. DISTRIBUTOR may appoint sub-distributors, sales agents, manufacturer's representatives and the like (collectively, "Subdistributors") to promote, distribute and sell the Products in the Field. DISTRIBUTOR shall be entitled to use its standard forms of distribution agreement for such Subdistributors; provided however, that DISTRIBUTOR shall at all times remain responsible for performance of all of its obligations under this Agreement and shall take appropriate corrective actions to bring its Subdistributors into full compliance with this Agreement. If COMPANY has actual knowledge of improper acts or omissions on the part of such Subdistributors, it will use reasonable efforts to inform DISTRIBUTOR of such acts or omissions; however such obligation shall not relieve DISTRIBUTOR of any of its obligations under this Agreement with respect to such Subdistributors.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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     2.5 Exclusive Appointment. Except during the Transition Period as expressly set forth in Section 3.3, COMPANY shall not, (i) during the Exclusivity Period sell or distribute into or sell or distribute for resale into or for use in the Field any Product or Improved Product to any person or entity other than DISTRIBUTOR nor shall it (ii) enter into any agreement with any other person or entity pursuant to which COMPANY shall agree to supply any such Product or Improved Product for sale or use (or any such Product which is, to COMPANY's knowledge, likely to be sold) in the Field during the Exclusivity Period and COMPANY shall take appropriate action against any person or entity who does sell or use any Product or Improved Product into or in the Field. In addition, except during the Transition Period as expressly set forth in Section 3.3, during the Exclusivity Period, if COMPANY desires to license or transfer (other than as provided in Section 13.6) the technology contained in the Products or its Improved Products to any person or entity other than DISTRIBUTOR for use in the Field, COMPANY and DISTRIBUTOR shall discuss and evaluate such potential license or technology transfer, and COMPANY shall not so license or transfer such technology without the prior written consent of DISTRIBUTOR, not to be unreasonably withheld. For the avoidance of doubt, the Parties acknowledge and agree that at any time COMPANY may sell and distribute any continuous monitoring product or intermittent monitoring product for use solely outside of the Field.

     2.6 Alliance Managers and Meetings. Within thirty (30) days after the Effective Date, each Party shall appoint an individual, reasonably acceptable to the other Party, to facilitate communications between the Parties relating to the Products and the relationship contemplated herein. Such individuals shall meet not less than semi-annually to discuss the manufacture, marketing and distribution of the Products as contemplated hereunder. In addition, DISTRIBUTOR shall provide COMPANY (a) within thirty (30) days after the end of each Fiscal Year, a summary report of its marketing and distribution activities and expenditures with respect to the Products during such Fiscal Year and (b) at least ninety (90) days in advance of the first day of each Fiscal Year, a summary presentation of its proposed activities and marketing and promotional budget for such Fiscal Year.

ARTICLE 3. Marketing and Distribution of Products.

     3.1 General Obligation. During the Exclusivity Period, DISTRIBUTOR shall diligently market, promote, sell and distribute the Products in the Field on a worldwide basis. During FY1999 and FY2000 (provided the Exclusivity Period has not been terminated), DISTRIBUTOR shall expend (including out-of-pocket expenses) an aggregate minimum of $(***) (including amounts paid by DISTRIBUTOR for (i) COMPANY's sales expenses during the transition period, pursuant to
Section 3.3(b), (ii) sales and marketing programs and training and education materials, pursuant to Section 3.5, and (iii) market development, pursuant to
Section 3.8) for the sales channel, market development, business development, market communication, technical marketing and sales support dedicated to the Products). DISTRIBUTOR shall discuss its marketing strategy, positioning and tactics for the Products with COMPANY on a regular basis and no less than semi-annually.

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*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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     3.2 Minimum Purchase Requirements. Subject to the terms of this Agreement,
DISTRIBUTOR shall purchase the Minimum Purchase Requirements for the Products. If DISTRIBUTOR fails to purchase the applicable Minimum Purchase Requirement for the Products during the applicable Fiscal Year, such failure shall be a material breach of DISTRIBUTOR's obligations under this Agreement and COMPANY shall provide DISTRIBUTOR written notice of such breach. In the event that DISTRIBUTOR fails to cure such material breach by purchasing any shortfall or paying COMPANY for such shortfall within (***) days of such notice, COMPANY may, in its sole discretion and effective on written notice to DISTRIBUTOR, convert DISTRIBUTOR's rights hereunder to non-exclusive in accordance with Section 11.2, in which case the Exclusivity Period shall be deemed to have expired.

     3.3 Transition to DISTRIBUTOR.

     (a) The Parties acknowledge that COMPANY has existing distributors of the Products in various countries; a complete list of such distributors and the territories and Products to which they are restricted is attached hereto as
Exhibit 3.3(a) (the "COMPANY Distributors"). COMPANY shall use reasonable efforts, at its own expense, to terminate the COMPANY Distributors' rights to distribute the Products no later than November 1, 1999; provided that at DISTRIBUTOR's written request that must be received by COMPANY on or before October 1, 1999, COMPANY may instead transfer and assign to DISTRIBUTOR certain of such distribution relationships, subject to the consent of the applicable COMPANY Distributor, or maintain such distribution relationships after November 1, 1999. Prior to any such termination, transfer or assignment, COMPANY will use reasonable efforts, to enforce against any such COMPANY Distributors any contractual territorial restrictions on sales of the Products by such COMPANY Distributors; the expenses of such enforcement efforts shall be shared equally by the Parties. COMPANY agrees to indemnify and hold harmless DISTRIBUTOR from any claims or damages which may be asserted by any such COMPANY Distributor on account of such termination or enforcement.

     (b) During the Transition Period, DISTRIBUTOR will bear $(***) of COMPANY's sales costs with respect to the Products, as specified on Exhibit 3.4. Such amount shall be paid in two equal installments on or before(***) business days after the Effective Date and (***), 1999.

     (c) COMPANY shall (i) credit against DISTRIBUTOR's Minimum Purchase Requirements all sales of the Products by COMPANY, through its U.S. and international sales organization and the COMPANY Distributors, after (***), 1999, at the pricing set forth in Section 5.3 and (ii) compensate DISTRIBUTOR for the difference between the price COMPANY receives and the purchase prices for such sales at the pricing set forth on Section 5.3 and less shipping and handling expenses incurred by COMPANY. The amounts set forth in (ii) above

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*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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shall be provided in the form of a credit against future purchases of Products by DISTRIBUTOR. An example of the treatment of such sales is set forth on
Exhibit 3.3(c). If DISTRIBUTOR cannot recognize revenue on such sales under its accounting practices and procedures, COMPANY shall credit against DISTRIBUTOR's Minimum Purchase Requirements all such sales by COMPANY at the price COMPANY receives.

     (d) On or before November 1, 1999, DISTRIBUTOR will assume responsibility for COMPANY's U.S. and international sales function for the Products in the Field based on an agreed transition plan; provided that DISTRIBUTOR has the right to determine, in its sole discretion, which of COMPANY sales personnel shall be offered employment with DISTRIBUTOR. During the Transition and Exclusivity Periods, COMPANY will use reasonable efforts to provide DISTRIBUTOR with lists and information regarding Company's customers for the Products in its possession and, to the extent feasible, in the possession of COMPANY Distributors.

     (e) The Parties acknowledge that due to DISTRIBUTOR's pre-existing obligations under its distribution agreement with (***), DISTRIBUTOR cannot commence marketing or distributing the Intermittent Monitoring Products until August 1, 1999.

     3.4 Sales Force. DISTRIBUTOR will provide sales and clinical specialist personnel with responsibility to market, sell, distribute and support the sale and distribution of the Products in the Field, and to support DISTRIBUTOR's distribution channel.

     3.5 Training and Education. DISTRIBUTOR will develop all sales and marketing support programs and education materials for the Products, consistent with its training and transition plan. COMPANY shall be entitled to review and comment on DISTRIBUTOR'S initial training and transition plan in advance of implementation. COMPANY shall provide to DISTRIBUTOR its training materials for the Products, which DISTRIBUTOR may use for its training. At its own expense and subject to its resource constraints, COMPANY will work with DISTRIBUTOR to develop comprehensive training programs for DISTRIBUTOR's sales representatives, Subdistributors, clinical specialists and customers and will actively assist in training DISTRIBUTOR trainers, who will then train such sales representatives, Subdistributors, clinical specialists and customers. DISTRIBUTOR shall provide a similar level of training and support to DISTRIBUTOR's sales representatives, Subdistributors, clinical specialists and customers as DISTRIBUTOR provides with respect to its other products and customers. Training will include special instructions regarding storage and use of Products.

     3.6 Marketing Materials. Subject to Section 6.2, DISTRIBUTOR will develop all promotional materials for the Products, and will provide reasonable quantities of the same to COMPANY. DISTRIBUTOR will, from time to time, provide such materials to COMPANY, for its review and comment, and will consult with COMPANY on such materials. DISTRIBUTOR will market the Products under the ParaTrend(R), NeoTrend(TM), TrendCare(TM) and

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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IRMA(R) trademarks, as applicable. The Products and their labeling shall include the names of COMPANY and DISTRIBUTOR as specified in Section 6.2.

     3.7 Trademarks. COMPANY hereby grants DISTRIBUTOR, its Affiliates, its Subdistributors, permitted successors and assigns, and DISTRIBUTOR hereby accepts and agrees to, a limited, non-exclusive, non-transferable, and worldwide license to use the COMPANY Trademarks (as defined below) on the Products, and otherwise use the COMPANY Trademarks in connection with and in sales and promotional literature relating to Products, in accordance with the terms of this Agreement. DISTRIBUTOR shall follow COMPANY's written standards and specifications for trademark usage, in using the COMPANY Trademarks hereunder, the current version of which is attached hereto as Exhibit 3.7. Ownership of the COMPANY Trademarks used in the marketing and sales of Products shall be and remain with COMPANY, and all use of such trademarks shall inure to COMPANY's benefit. DISTRIBUTOR agrees not to adopt or make use of any confusingly similar marks. A list of COMPANY's registered and pending trademarks used in connection with the Products is attached as Exhibit 3.7 (the "COMPANY Trademarks"). COMPANY may add to or delete from the list of COMPANY Trademarks or change its written standards and specifications for trademark usage upon ninety (90) days prior written notice, in which event DISTRIBUTOR shall modify its training, educational, marketing, sales and promotional materials for the Products, and other usage of the COMPANY Trademarks, to reflect such changes, pursuant to a mutually agreed transition plan. Unless the Parties otherwise agree, all reasonable out-of-pocket costs of such changes shall be borne by COMPANY. If any deletion or change of any COMPANY Trademark by COMPANY hereunder directly and materially impacts DISTRIBUTOR's ability to meet the Minimum Purchase Requirements, the parties shall determine, in good faith, a reasonable and appropriate reduction in the Minimum Purchase Requirements. From time to time, at COMPANY's request, DISTRIBUTOR will supply samples of its usage of the COMPANY Trademarks for conformity to COMPANY's standards and specifications, and shall promptly comply with any alterations reasonably requested by COMPANY.

     3.8 Market Development. DISTRIBUTOR will conduct marketing evaluations and outcome studies of the Products to demonstrate the usability of the Products in the Field and to generate peer-reviewed clinical papers which support the sale of the Products in the Field.

     3.9 Product Inventory. DISTRIBUTOR and COMPANY shall each maintain its inventory of the Products in accordance with all labeled instructions.

     3.10 Sales and Marketing Assistance. During the Exclusivity Period, if DISTRIBUTOR requires the assistance of COMPANY personnel in activities or matters related to the distribution of the Products in the Field that is not contemplated or provided for herein, COMPANY agrees to use reasonable efforts to furnish such personnel to DISTRIBUTOR subject to COMPANY's resource constraints, e.g., providing personnel to assist DISTRIBUTOR in major trade shows. COMPANY shall have the right to market, but not sell, the Products as part of its overall promotion of its product lines, and during the Exclusivity Period, for use in the Field only in coordination and consultation with DISTRIBUTOR and only if it acknowledges that DISTRIBUTOR is the exclusive, world-wide distributor of the Products in the Field, as

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contemplated herein, provided that, except during the Transition Period as expressly provided in Section 3.3, COMPANY forwards all Product purchase orders, inquiries and leads in the Field to DISTRIBUTOR. DISTRIBUTOR will be entitled to pursue these sales as set forth in this Agreement. COMPANY and DISTRIBUTOR consult with each other and shall coordinate such marketing with DISTRIBUTOR during the semi-annual alliance meetings.

     3.11 License of Product Software. The parties acknowledge that any software or other proprietary portion of the Products (including without limitation the IDMS Software) is licensed, and not sold, to DISTRIBUTOR and any end user customers, and that such license shall be pursuant to DISTRIBUTOR's customary license terms used for DISTRIBUTOR's software or proprietary products as are in effect from time to time, the current U.S. version of which is attached hereto as Exhibit 3.11. If DISTRIBUTOR revises such license terms, it shall, from time to time, provide COMPANY with a copy of such revised terms.

ARTICLE 4. Product Manufacture and Supply.

     4.1 Manufacture. COMPANY shall manufacture the Products in accordance with the applicable specifications and in accordance with the FDA, EU and all applicable regulations. Attached hereto as Exhibit 4.1 is DISTRIBUTOR's Supplier Certification Process, which the Parties shall use reasonable efforts to implement during the Transition Period.

     4.2 Initial Purchase Orders. Within (***) business days of the Effective Date, DISTRIBUTOR shall issue to COMPANY a firm, binding purchase order for at least $(***) of Products, for shipment and/or transfer of ownership on or before (***). COMPANY acknowledges receipt of an additional purchase order (P.O. #29D3005780) for $(***) of Products and DISTRIBUTOR acknowledges receipt of a shipment from COMPANY with respect to such purchase order, which shipment is subject to confirmation and acceptance by DISTRIBUTOR.

     4.3 Forecasts and Subsequent Purchase Orders.

     (a) Within (***) days of the Effective Date and then at least (***) days before the beginning of each Fiscal Quarter beginning with FQ1 of FY 2000, DISTRIBUTOR shall issue to COMPANY a written (***) month forecast of its purchase of the Products, the first (***) months of which shall be binding with respect to the aggregate numbers of Products ordered, by month, by product (e.g., Continuous Monitoring Product or Intermittent Monitoring Product) and by category (e.g., Sensors, Calibrators, Monitors, Patient Data Modules and Accessories, for Continuous Monitoring Products, and Accessories, Cartridges (by Cartridge type), IDMS Software and IRMA Analyzers, for Intermittent Monitoring Products) and the last (***) months of which shall be for COMPANY's planning purposes and shall be DISTRIBUTOR's non-binding good faith estimate of its requirements during such period. DISTRIBUTOR agrees that its actual, binding orders for the (***) months in the next (***) shall not deviate from the quantities forecasted for those months in DISTRIBUTOR's immediately preceding forecast for those

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*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

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months by more than plus or minus (***) percent (***%) for Sensors or
Cartridges, and (***) percent (***%) for all other categories of Products, if COMPANY has met the previous quarter's deliveries against purchase orders submitted in accordance with the terms of this Agreement and has eliminated any uncanceled accumulated delivery shortfall from any previous quarters. DISTRIBUTOR may, from time to time, issue additional purchase orders for amounts in excess of its binding forecast; however, such additional purchase orders shall be subject to COMPANY's acceptance. Forecasts shall state the overall quantities of Sensors, Monitors, Calibrators, Patient Data Module and Accessories for Continuous Monitoring Products, and Accessories, Cartridges, Modules, IDMS Software and IRMA Analyzers, for Intermittent Monitoring Products, to be purchased by DISTRIBUTOR during each month. If forecasts exceed the reasonable production capabilities of COMPANY, COMPANY may reject the forecast, and the Parties shall mutually agree on how the forecast will be revised, and Minimum Purchase Requirements will be revised if such reduced forecast impacts DISTRIBUTOR's ability to achieve Minimum Purchase Requirements.

     (b) DISTRIBUTOR shall issue written purchase orders for the Products at least (***) days prior to the proposed shipping date for Monitors, Patient Data Modules and Calibrators for the Continuous Monitoring Products, and for Accessories, Modules, IDMS Software, Cartridges and IRMA Analyzers for Intermittent Monitoring Products and (***) days prior to the proposed shipping date for Sensors. Such purchase orders shall be consistent with DISTRIBUTOR's binding forecast; provided, however, that DISTRIBUTOR shall be entitled to change the phasing and mix of the Products (e.g., NeoTrend and ParaTrend); provided that such changes are made prior to such (***) and (***) day lead times, as applicable.

     (c) DISTRIBUTOR will use reasonable efforts in generating quarterly forecasts and in placing orders for Products to minimize unusual fluctuations between months and Fiscal Quarters and to facilitate orderly increases in production requirements for the Products, and COMPANY will likewise be mindful of the unpredictability of regulatory approvals and actions, as well as customer demands, and will use reasonable efforts to accommodate any rush orders or cancellations due to unexpected regulatory actions or customer requests.

     4.4 COMPANY Supply Obligation. COMPANY will use reasonable efforts to meet DISTRIBUTOR's properly forecasted requirements for Products in a timely fashion. Specifically, excluding the initial purchase orders under Section 4.2 and subject to COMPANY's acceptance of DISTRIBUTOR forecasts under Section 4.3, should COMPANY fail to supply (***) percent (***%) of dollar amounts of Calibrators, Continuous Monitoring Products or Intermittent Monitoring Products ordered by DISTRIBUTOR, in the aggregate, under firm purchase orders for a rolling (***) consecutive month period (e.g., the total value of Calibrators delivered during (***) consecutive month period pursuant to orders for delivery during same (***) consecutive month period is less than (***)% of total value of Calibrators ordered for delivery during same (***) month period) and should COMPANY fail to cure such failure within

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

thirty (30) days of receipt of written notice thereof from DISTRIBUTOR, as its sole remedies, (a) during the Exclusivity Period, DISTRIBUTOR shall be excused from its Minimum Purchase Requirements in any amount equal to the shortfall (plus any Requirements which are rendered unnecessary because of the shortfall) attributable to COMPANY's failure to supply, and (b) DISTRIBUTOR may cancel its purchase order for the shortfall amount (plus any amount for Products which are rendered unnecessary because of the shortfall) by giving COMPANY prompt written notice of such cancellation. COMPANY shall subsequently use commercially reasonable efforts to supply any shortfall amounts which are not so canceled. If, during the Exclusivity Period, COMPANY fails to supply at least (***) percent (***%), in dollar amounts, of Calibrators, Continuous Monitoring Products or Intermittent Monitoring Products ordered by DISTRIBUTOR, in the aggregate, under firm purchase orders in any (***) consecutive Fiscal Quarters,
Section 4.11 shall apply. In the event of a shortage of the Products or any component thereof, COMPANY shall allocate Products in a reasonable manner so as to support DISTRIBUTOR as a distributor of the Products, and in any event, such allocation shall not be less than on a pro rata basis based on DISTRIBUTOR's orders and orders placed by third parties with respect to the relevant period. COMPANY and DISTRIBUTOR shall establish a Manufacturing Council which will meet upon request by DISTRIBUTOR not more than monthly by phone and quarterly in person to discuss and monitor any manufacturing and manufacturing capacity issues. COMPANY will diligently monitor its supply chain and its production processes and will promptly inform DISTRIBUTOR of any anticipated interruption or inability to supply Products to DISTRIBUTOR to meet its forecasts or its firm, binding purchase orders, in order to permit DISTRIBUTOR to assess the manufacturing situation, to inform its sales and planning personnel to attempt to adjust for such shortfall, and to advise and assist COMPANY, at COMPANY's expense in its efforts to minimize or avert such interruption in or inability to supply Products. Notwithstanding the above, if DISTRIBUTOR has issued firm, binding purchase orders for Products to be delivered in any Fiscal Year equal to or greater than its Minimum Purchase Requirements for that Fiscal Year, DISTRIBUTOR shall not be deemed to have failed to meet its Minimum Purchase Requirements for that Fiscal Year if COMPANY has failed to deliver Products sufficient to meet the Minimum Purchase Requirements.

     4.5 Purchase Order Forms. DISTRIBUTOR shall be entitled to use its then current standard purchase order for purchases of the Products hereunder. In the event of a conflict between the terms of any such purchase order and the terms of this Agreement, the terms of this Agreement shall govern. Additional terms will be subject to mutual prior written agreement. A copy of DISTRIBUTOR's current U.S. form, Revision S is attached hereto as Exhibit 4.5.

     4.6 Promotional Activities. To the extent reasonably feasible and in any event at the semi-annual alliance meetings, DISTRIBUTOR shall advise COMPANY of any major sales or promotional activities which DISTRIBUTOR believes may have an effect upon orders. This provision does not change DISTRIBUTOR's obligations under Sections 4.2 and 4.3, above.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

     4.7 Delivery. All Product deliveries shall be made by COMPANY F.O.B. COMPANY's manufacturing facility ( High Wykcombe, England, UK, for Continuous Monitoring Products, and Roseville, MN for Intermittent Monitoring Products). Title and risk of loss shall pass to DISTRIBUTOR at the time of tender by COMPANY at COMPANY's facility to the carrier designated by DISTRIBUTOR. Upon delivery to DISTRIBUTOR's designated carrier, DISTRIBUTOR will assume title and risk of loss, and will be responsible for transportation, and, if applicable, export of Products from the country of manufacture and shall be entitled to any duty drawback for which the Products qualify. COMPANY shall provide DISTRIBUTOR, upon DISTRIBUTOR's reasonable request and at DISTRIBUTOR's expense, reasonable substantiation and assistance with respect to such duty drawbacks. The pricing for the Products excludes, and DISTRIBUTOR shall pay, all shipping, handling and insurance costs and other costs of transporting for the Products after delivery to the F.O.B. point.

     4.8 Product Inspection and Acceptance. Prior to the end of the Transition Period, the Parties shall agree to acceptance test procedures for the Products which shall be based on the applicable specifications and in accordance with the FDA, EU and other applicable regulations. DISTRIBUTOR may, at its option, inspect either on COMPANY's premises or at DISTRIBUTOR's or the Subdistributor's or end user's facility each lot of Products to be delivered to it by COMPANY and may reject Acceptance with respect to any Products which fail such acceptance test. DISTRIBUTOR shall give COMPANY at least fourteen (14) days notice of its intention to inspect at COMPANY's premises. In the event that such inspection shall occur at COMPANY's premises, such inspection shall be as follows (at DISTRIBUTOR's option):

                  1.  By DISTRIBUTOR personnel;
                  2.  By a mutually agreed upon third party; or
                  3. By DISTRIBUTOR acceptance in writing of COMPANY's quality control report (including final test results to be performed by COMPANY under the agreed acceptance test procedures) for the production of the Products.

If DISTRIBUTOR elects to inspect at COMPANY's premises, DISTRIBUTOR shall do so within five (5) days of the day the Products are ready for inspection (provided DISTRIBUTOR has received adequate notice of the day of availability). If DISTRIBUTOR does not inspect at COMPANY's premises, DISTRIBUTOR shall accept or reject each lot of Products within ten (10) business days of (i) receipt at the final destination or, (ii) if applicable, with respect to Products scheduled for delivery to another location, receipt of a notice of the Products' availability for inspection and transfer. In the event of rejection, DISTRIBUTOR shall inform COMPANY of its reasons in writing of the specific basis which the Product fails to meet the acceptance procedure, and, if requested by COMPANY, DISTRIBUTOR will discuss in good faith how to best resolve any difference of opinion between the Parties as to whether or not such Products are in fact within such specifications. Any Product for which COMPANY does not receive a written rejection in accordance with this Section 4.8 shall be deemed to be Accepted. Subject to Sections 4.4, 4.11, and 6.5, DISTRIBUTOR's sole remedy for rejection of such Products pursuant to this Section 4.8 shall be replacement of such Products by COMPANY.

     4.9 Demonstration Samples. COMPANY shall supply to DISTRIBUTOR mutually agreed quantities of Sensors and Cartridges, to be used as demonstrators and samples, at a discounted price as set forth in Exhibit 5.3. These quantities will be included as part of the forecast to be submitted pursuant to Section 4.3, and shall be credited against the Minimum Purchase Requirements hereunder.

     4.10 Manufacturing Transfer. The parties agree to evaluate the feasibility of transferring to DISTRIBUTOR the manufacturing of the IRMA Analyzer and TrendCare Monitor, and if such transfer is deemed feasible, to negotiate in good faith the terms of a customary and reasonable technology transfer and license agreement.

     4.11 Failure to Supply.

     (a) Notwithstanding the provisions of Section 13.4, in the event that during the Exclusivity Period, COMPANY shall be unable or unwilling or has failed for any reason (including as a result of the bankruptcy or insolvency of COMPANY to the extent permitted by law) to deliver to DISTRIBUTOR with at least (***) percent (***%), in dollar amounts, of Calibrators, Continuous Monitoring Products, or Intermittent Monitoring Products ordered by DISTRIBUTOR, in the aggregate, pursuant to firm, binding purchase orders in any (***) consecutive Fiscal Quarters in accordance with Section 4.4 hereof (a "Failure to Supply"), then, upon ninety (90) days written notice from DISTRIBUTOR, if COMPANY has failed to cure the breach during such ninety (90) day period, which cure may include the use of a third party manufacturer of Products that has satisfied the DISTRIBUTOR's Supplier Certification Process, DISTRIBUTOR may make and have made the Product or Products causing the Failure to Supply (the "Licensed Products") in order to supply its own requirements and the requirements of its Affiliates and Subdistributors for such Licensed Products until termination of the license as provided in Section 4.11(b) below (such time period, a "License Period"). COMPANY shall be deemed to have cured such Failure to Supply if, during such cure period, it supplies (i) the shortfall between the amount actually delivered to DISTRIBUTOR and such (***)% level, and (ii) at least (***)% of the applicable Products (e.g., Calibrators, Continuous Monitoring Products or Intermittent Monitoring Products) ordered by DISTRIBUTOR pursuant to firm, binding purchase orders for delivery during the cure period and otherwise due for shipment to DISTRIBUTOR during such cure period. On or before May 1, 2000, COMPANY shall deliver to a third party escrow agent, reasonably acceptable to DISTRIBUTOR, and COMPANY shall update from time to time thereafter, a complete manufacturing documentation package, sufficient in detail and extent to allow a manufacturer of DISTRIBUTOR's qualifications to manufacture Products. Such materials shall be released to DISTRIBUTOR in the event of a Failure to Supply, which Failure is not cured by COMPANY as provided in this Section 4.11(a).

     (b) If DISTRIBUTOR exercises its rights to manufacture under this Section 4.11, DISTRIBUTOR shall have no obligation to purchase the Licensed Products from COMPANY; provided however that if so requested by DISTRIBUTOR, COMPANY shall

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

continue to supply the Licensed Products at volumes consistent with COMPANY's then current capacity, and at the pricing set forth on Exhibit 5.3.

     (c) COMPANY hereby grants to DISTRIBUTOR a worldwide license, which license shall be non-transferable except for the limited right to grant sublicenses to its Affiliates or third parties reasonably acceptable to COMPANY, under the COMPANY Technology in the Field, to make and have made the Licensed Products in order to supply its own requirements and the requirements of its Affiliates and Subdistributors for such Licensed Products; provided that the license granted hereunder shall be effective only during License Periods and provided further that DISTRIBUTOR shall not exercise its rights under this License other than during such License Periods. Such license shall be exclusive during the Exclusivity Period, and if the Licensed Products include Sensors or Cartridges, shall be non-exclusive beginning at the conclusion of the Exclusivity Period and continuing for the applicable period set forth in Article 11. DISTRIBUTOR (or its Affiliate or third party manufacturer, if any) shall pay to COMPANY a royalty equal to (***) percent (***%) of Net Sales of Licensed Products manufactured by or for DISTRIBUTOR under this Section 4.11. In the event of such Failure to Supply, COMPANY shall make available to DISTRIBUTOR or such Affiliate or third party manufacturer access to all and any other technical materials, information and techniques necessary or helpful for DISTRIBUTOR to manufacture products, including to procure required raw materials or produce or arrange an alternative supplier of Product, and to provide advice and consultation in connection therewith. COMPANY shall reimburse DISTRIBUTOR for any out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) reasonably incurred by DISTRIBUTOR to enforce COMPANY's obligations under this
Section 4.12(c).

     (d) As used herein, (i) the term "Company Technology" shall mean any patents, trade marks and know how owned and controlled by COMPANY which cover the manufacture, maintenance and upgrade of the applicable Products in the Field and (ii) the term "Net Sales" shall mean the gross revenues received from the sale of applicable Products to independent third parties during the applicable period less (A) discounts and rebates, (B) credits or allowances granted upon claims or returns, (C) freight charges paid for delivery and (D) taxes and other governmental charges levied on or measured by the invoiced amount, and (E) any Uplift customarily applied to transfers between international Affiliates of DISTRIBUTOR.

     (e) The License Period shall continue, until the earlier of (i) any contractual obligations that DISTRIBUTOR has assumed in connection with producing the same or obtaining such substitute source of supply shall have terminated, or (ii) (***) days following the date on which COMPANY demonstrates to DISTRIBUTOR's reasonable satisfaction its ability to fully resume its supply obligations in accordance with Section 4.4. If COMPANY so resumes manufacture and supply of the applicable Products to DISTRIBUTOR, it shall reimburse DISTRIBUTOR for those reasonable costs actually incurred by DISTRIBUTOR to start up manufacture of the applicable Products. Consistent with sound business practices, DISTRIBUTOR will use reasonable efforts to minimize such start up costs and prior to

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

establishing any alternative manufacture capacity for the Products hereunder, shall use reasonable efforts, consistent with urgency of the situation, at COMPANY's expense, to bring COMPANY's existing manufacturing capability into compliance with this Agreement.

     (f) If DISTRIBUTOR exercises its rights to manufacture under this Section
4.11 , COMPANY shall consider allowing joint or combined manufacturing arrangements with COMPANY's distributors for the Licensed Products outside of the Field.

     (g) The Minimum Purchase Requirements shall be reduced in the applicable Fiscal Year or Years to equitably reflect the lost sales attributable to COMPANY's Failure to Supply.

     (h) In the event of merger, consolidation, reorganization or sale of substantially all of the assets of COMPANYor if any individual, group or entity either acquires (***) percent (***%) of the outstanding shares of COMPANY's voting securities or obtains through election, appointment or other means, a majority of the directors of COMPANY, all references herein to "(***) percent (***%)" shall be deemed to be changed to "(***) percent (***%)" effective with the first (***) consecutive full Fiscal Quarters after the closing date of such transaction.

     (i) The provisions of this Section 4.11 shall constitute COMPANY's entire liability and DISTRIBUTOR's sole and exclusive remedy for a Failure to Supply except to the extent such Failure to Supply is attributable to an intentional or willful act or omission by COMPANY or to its gross negligence.

ARTICLE 5. Royalties, Product Purchases and Payments.

     5.1 Prepaid Royalty. Within five (5) business days of the Effective Date, DISTRIBUTOR shall pay to COMPANY, as prepaid royalties on sales of the Continuous Monitoring Products for FY1999 and FY2000, the amount of $(***) in immediately available funds by electronic wire transfer to an account designated by COMPANY. Such prepaid royalties shall be non-refundable and, except as provided in Section 5.2, shall not be credited against the purchase price payable by DISTRIBUTOR under Section 5.3 or any other amounts owing hereunder, including, without limitation, the Minimum Purchase Requirements.

     5.2 Running Royalties. Starting in FY2001, DISTRIBUTOR shall pay to COMPANY a running royalty of (***) percent (***%) of Gross Margin on the Continuous Monitoring Products, until DISTRIBUTOR has paid an aggregate royalty of $(***) (including pre-paid royalties paid under Section 5.1); thereafter DISTRIBUTOR shall pay to COMPANY a running royalty of (***) percent (***%) of Gross Margin on the Continuous Monitoring Products. Such royalty shall be payable within (***) days of the end of the FQ2 and FQ4 of each Fiscal Year during the Exclusivity Period of this Agreement (including any Extension Term) for the immediately preceding (***) month period. At such time, DISTRIBUTOR shall also provide

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

COMPANY with a written royalty statement, setting forth the sales of the Products during such Fiscal Quarters, the calculation of the Gross Margin and royalties thereon. Such royalties shall be non-refundable and shall not be credited against the purchase price payable by DISTRIBUTOR under Section 5.3 or any other amounts owing hereunder, including, without limitation, the Minimum Purchase Requirements.

     5.3 Product Prices.

     (a) The prices for Products to be paid by DISTRIBUTOR hereunder shall be as provided in Exhibit 5.3.

     (b) Consistent with sound business practices, COMPANY agrees to use commercially reasonable efforts to seek to reduce overall Product cost. The Parties intend, and the pricing set forth on Exhibit 5.3 assumes, that COMPANY will reduce its costs through proactive efforts to include process improvement, component cost reductions and certain anticipated manufacturing efficiencies. DISTRIBUTOR agrees to provide assistance and information to assist COMPANY in achieving manufacturing cost reductions and efficiencies, where appropriate, and if COMPANY achieves such cost reductions and efficiencies, beyond the cost reductions and efficiencies already factored into the Product pricing set forth on Exhibit 5.3, the Parties shall discuss in good faith appropriate reductions in the prices for the applicable Products so as to share in such reductions. Notwithstanding the foregoing, the Parties agree that the first $(***) of cost reductions achieved on the Analyzer of the Intermittent Monitoring Products shall be allocated to COMPANY.

     (c) The prices set forth on Exhibit 5.3 shall remain in effect until (***). Thereafter, the prices may be adjusted on a Product-by-Product basis effective on (***) of the applicable Fiscal Year (starting with (***)) to reflect actual increases or decreases (which decreases are beyond the cost reductions and efficiencies already factored into the Product pricing set forth on Exhibit 5.3 or achieved with assistance and information provided by DISTRIBUTOR, as contemplated in Section 5.3(b)), if any, in COMPANY's manufacturing costs since the most recent price increase (or the initial price, as the case may be); provided that in no event shall any price adjustment for a particular Product be greater than (***) since the most recent price increase (or the initial price, as the case may be). COMPANY shall give DISTRIBUTOR at least ninety (90) days written notice of such increase, and upon DISTRIBUTOR's request, shall provide reasonable evidence of such actual increases in COMPANY's manufacturing costs.

     5.4 Terms of Payment. All royalties shall be payable as set forth in Sections 4.11(c), 5.1, 5.2, 7.1 and 7.6. All payments for Products shall be due and payable within (***) days of the invoice date therefore. DISTRIBUTOR shall make all payments in immediately available funds to the location and in the manner designated by COMPANY from time to time. A late fee shall be paid by DISTRIBUTOR on any amount not received by COMPANY when due at a rate of

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

(***)% per month on all unpaid amounts, or the maximum rate permitted by law, whichever is less. As between the Parties, DISTRIBUTOR shall be responsible for all taxes relating to Products (except for taxes on COMPANY's net income). All payments to COMPANY hereunder shall be made by wire transfer to an account designated by COMPANY.

     5.5 Audit.

     (a) DISTRIBUTOR shall at all times maintain complete and accurate books and records relating to its sales of the Products, the Gross Margin thereon, and the calculation of any royalty payments hereunder, its investment in market development pursuant to Section 3.1, and its funding of research and development pursuant to Sections 7.1 and 7.2. DISTRIBUTOR shall permit a third party major accounting firm designated by COMPANY who has signed a confidentiality agreement that is as protective of DISTRIBUTOR as the confidentiality provisions agreed to by the Parties in this Agreement, to examine and audit records relevant to the foregoing during reasonable business hours upon five (5) days prior written notice, but no more than once in any twelve (12) month period. Such audit right shall survive termination or expiration of this Agreement for a period of one
(1) year.

     (b) COMPANY shall at all times maintain complete and accurate books and records relating to its manufacturing costs and research and development expenses related to projects funded or co-funded by DISTRIBUTOR pursuant to
Section 7.1. COMPANY shall permit a third party major accounting firm designated by DISTRIBUTOR who has signed a confidentiality agreement that is as protective of COMPANY as the confidentiality provisions agreed to by the Parties in this Agreement, to examine and audit records relevant to the foregoing during reasonable business hours upon five (5) days prior written notice, but no more than once in any twelve (12) month period. Such audit right shall survive termination or expiration of this Agreement for a period of one (1) year.

ARTICLE 6. Regulatory Matters

     6.1 Regulatory Approvals. The Parties shall cooperate to develop a mutually agreed regulatory strategy for the Products. COMPANY will retain all rights to and ownership of all Regulatory Approvals for the Products, and will grant to DISTRIBUTOR a right of reference to its regulatory submissions and technical files, including, without limitation, those Regulatory Approvals listed on
Exhibit 6.1, as necessary to fulfill its obligations hereunder. COMPANY will maintain FDA and EU regulatory approvals for the Products. During the Exclusivity Period, the Parties shall mutually agree on any additional countries in which Regulatory Approvals for the Products will be sought. During the Exclusivity Period, COMPANY will be responsible for obtaining such additional Regulatory Approvals, provided that if requested by COMPANY or if required by local law, DISTRIBUTOR will obtain and maintain any additional regulatory approvals necessary for the sale or use of the Products, in COMPANY's name and COMPANY's expense. After the Exclusivity Period, upon COMPANY's request, DISTRIBUTOR shall use commercially reasonable efforts to assist COMPANY's efforts to transfer or assign to COMPANY all regulatory registrations and sales and/or marketing authorizations held by DISTRIBUTOR required to enable COMPANY to sell the Products. DISTRIBUTOR's assistance shall be limited to executing required documents after review and providing information required to effect the transfer or assignment. All incremental out-of-pocket costs associated with such transfer or assignment shall be borne by COMPANY. Notwithstanding COMPANY's obligations hereunder, DISTRIBUTOR will make reasonable efforts to inform COMPANY from time to time of relevant regulatory changes to the extent it is aware of such changes and COMPANY's interest in them.

     6.2 Product Inserts and Labeling. During the Exclusivity Period, COMPANY shall be responsible for the text and regulatory compliance of all package labels and Product inserts used in connection with the Products; provided after the Transition Period, DISTRIBUTOR shall have the opportunity to review and comment on all such documents prior to their implementation. During the Exclusivity Period, DISTRIBUTOR shall develop all sales and promotional literature for the Products, subject to compliance with approved Product claims and labeling; provided that, DISTRIBUTOR will use reasonable efforts to provide such literature to COMPANY for its review and comment prior to its implementation. COMPANY agrees that all labels and labeling shall prominently identify DISTRIBUTOR as the distributor of the Products if permitted by law and in a format to be mutually agreed by the Parties (except for Products shipped during the Transition Period). All labels and labeling shall also prominently identify COMPANY as the manufacturer of the Products if permitted by law. In addition, during the Exclusivity Period, all Monitors and IRMA Analyzers and all packaging for the Sensors, Calibrators and Cartridges shall be printed, embossed or engraved to prominently identify DISTRIBUTOR, if permitted by law and in a format to be mutually agreed by the Parties and consistent with the DISTRIBUTOR's policies for use of its trademarks (except for Products shipped during the Transition Period). For purposes of this Agreement the terms "label" and "labeling" shall have the meanings set forth in Sections 201(k) and 201(m) respectively of the U.S. Federal Food, Drug and Cosmetics Act.

     6.3 Localization. DISTRIBUTOR shall translate and COMPANY shall implement the translations by modifying each Product's documentation and labeling and translating all Monitor and Analyzer screens and displays, into those languages, as the parties may mutually agree or as specified on Exhibit 6.3, by the end of the Transition Period so that they comply with the local regulatory requirements for sale and clinical use in certain countries. Additional languages shall be subject to mutual agreement of the Parties. DISTRIBUTOR shall also translate all required technical Product literature including operator manuals, service manuals, and labeling into the following languages (in addition to those set forth on Exhibit 6.3): Dutch and Chinese (Simple & Traditional). COMPANY shall pay fifty percent (50%) of the out-of-pocket translation expenses. DISTRIBUTOR shall select the translators and the Parties shall agree on budgets for translations. The Parties' respective rights and obligations under this Section
6.3 shall terminate upon termination or expiration of the Exclusivity Period.

     6.4 Product Reporting. COMPANY will maintain MDR and other product performance monitoring systems for the Products. In addition to its obligations under Section 5.5, DISTRIBUTOR shall cooperate with COMPANY in connection with its obligations under this Section 6.4 and provide to COMPANY, on a timely basis to permit COMPANY to fulfill its regulatory obligations, the necessary reports relating to complaints and product performance issues relating to the Products. Upon reasonable request by COMPANY, DISTRIBUTOR shall promptly make such reports (on behalf of COMPANY, if appropriate) directly to the appropriate regulatory authorities. In addition, DISTRIBUTOR shall maintain sales and service records to assist it in locating Products for the purpose of implementing recalls and other corrective actions. If COMPANY implements a recall or corrective action in accordance with Section 6.5, DISTRIBUTOR shall provide such location information to COMPANY unless DISTRIBUTOR implements such recall or corrective action itself. In addition, within thirty (30) days after the Effective Date, the Parties shall establish an appropriate notification, consultation and escalation procedure, to be used during the Exclusivity Period, for adverse events relating to the Products, which procedure will permit either Party to take actions consistent with its own regulatory guidelines and criteria, if the Parties cannot mutually agree on a course of action or if the notifying Party is unable to contact the appropriate senior management of the other Party through the notification process. DISTRIBUTOR and COMPANY shall each be responsible for bearing their own costs associated with all product tracking, complaint analyses and related evaluations.

     6.5 Product Recalls.

     (a) Within thirty (30) days of the Effective Date, the Parties shall establish a mutually agreeable procedure for communicating and consulting with each other with respect to any recall issues with respect to the Products. If either Party believes that a recall of any Product is desirable or required by law, it shall promptly notify the other Party. The Parties shall then discuss reasonably and in good faith whether such recall is appropriate or required and the manner in which any mutually agreed recall shall be handled. This Section
6.5 shall not limit the obligations of either Party under law with respect to recall of Products required by law or properly mandated by governmental authority. Voluntary recalls shall be conducted by mutual agreement (with such agreement not to be unreasonably withheld) provided that if mutual agreement is not reached, either Party may individually conduct the voluntary recall in question in a manner consistent with its own regulatory guidelines and criteria. COMPANY shall bear all costs and expenses of any voluntary recall of any Products and shall reimburse DISTRIBUTOR for the reasonable, out-of-pocket costs incurred by DISTRIBUTOR as a result of such recall, including the replacement cost of any Products affected thereby, unless (i) such recall is unjustified and neither requested nor classified as a recall by a governmental agency or delegee or (ii) the cause or basis of such recall is attributable to a condition, fact or action that constitutes a breach by DISTRIBUTOR of any of its obligations hereunder in which case DISTRIBUTOR will be liable for the costs and expenses of such recall, and shall reimburse COMPANY for the reasonable, out-of-pocket costs incurred by COMPANY as a result of such recall, including the replacement cost of any Product affected thereby. The Parties shall cooperate fully with each other in effecting any recall of the Products pursuant to this Section 6.5, including communications with any customers or to the public. Notwithstanding the foregoing, DISTRIBUTOR shall not have the right to recall the Products without COMPANY's prior written consent after the termination or expiration of the Exclusivity Period.

     (b) If any governmental agency having jurisdiction (including without limitation the FDA) shall request or order any corrective action with respect to Products supplied hereunder, including any Product recall, customer notice, restriction, corrective action or market action or any Product change, COMPANY shall bear the costs and expenses of such corrective action and shall reimburse DISTRIBUTOR for the reasonable, out-of-pocket costs incurred by DISTRIBUTOR as a result of such corrective action, including the replacement cost of any Products affected thereby, unless the cause or basis of such corrective action is attributable to a condition, fact or action that constitutes a breach by DISTRIBUTOR of any of its obligations hereunder, in which case, DISTRIBUTOR shall bear the costs and expenses of such corrective action, and shall reimburse COMPANY for the reasonable out-of-pocket costs incurred by COMPANY as a result of such action, including the replacement cost of any Product affected thereby.

     (c) In the event of any recall or corrective action hereunder, the Minimum Purchase Requirements shall be adjusted appropriately to account for such interruption (unless (i) such recall is unjustified and neither requested nor classified as a recall by a governmental agency or delegee or (ii) the cause or basis of such corrective action is attributable to a condition, fact or action that constitutes a breach by DISTRIBUTOR of any of its obligations hereunder).

ARTICLE 7. Research and Development, New Products.

     7.1 Collaboration.

     (a) During the Exclusivity Period, the Parties shall work together to identify, prioritize and collaborate on research and development projects for new features and improvements to the Products in the Field ("R&D Projects"), such as integrated modules, improved interfaces for the Monitors and Analyzers and additional measurement parameters for the Sensors and Cartridges. In order to implement such R&D collaboration, the Parties shall establish an R&D committee (the "R&D Committee") to be comprised of two (2) representatives of each Party. Such R&D Committee shall meet within three (3) months after the Effective Date, and at least quarterly thereafter, to develop appropriate R&D Projects for the Products. The R&D Committee shall select and prioritize such R&D projects and establish appropriate milestones. The Parties shall provide technical assistance and advice, as well as funding estimates, with respect to such Projects. COMPANY and DISTRIBUTOR shall commit to delivering products according to the agreed R&D plan (the "R&D Plan"). If COMPANY materially fails to meet the R&D Plan (other than due to acts or omissions of DISTRIBUTOR), and such failure has a reasonably demonstrated impact on DISTRIBUTOR's ability to meet the Minimum Purchase Requirements hereunder, the Parties shall discuss in good faith appropriate reductions in the Minimum Purchase Requirements.

     (b) During the Exclusivity Period, COMPANY shall promptly inform DISRIBUTOR in writing of all research and development it anticipates or undertakes, either alone or in conjunction with another party, and of any products or intellectual property it may acquire which may have utility in the Field and DISTRIBUTOR shall have the opportunity to fund or co-fund any such development or acquisition as provided herein. The Parties may decide to develop or market a new generation of continuous or intermittent blood analysis products for use in the Field (e.g, a new platform (such as thick/thin films), or new measurement methodology (such as electrochemical vs. optical measurement) or to acquire a separate platform, methodology, application, intellectual property or Products in the Field from a third party. If such development or acquisition is co-funded by DISTRIBUTOR on at least a (***) percent ((***)%) basis with COMPANY, such products shall be deemed to be Improved Products hereunder, provided that revised pricing for such Improved Products, if any, shall be mutually agreed by the Parties prior to commercialization. DISTRIBUTOR shall be entitled to contribute cash and/or headcount to meet such co-funding level, in amounts to be mutually agreed by the Parties on a project-by-project basis. If DISTRIBUTOR decides not to fund or co-fund such development or acquisition on at least a (***)% basis, such product shall be deemed to be a New Product hereunder and subject to Section 7.4. The Parties shall, from time to time, discuss changes in funding budgets during the course of any such R&D Project so that DISTRIBUTOR does not inadvertently lose the opportunity to co-fund such Project at the minimum level hereunder to retain its rights under this Section 7.1(b) with respect to such developments. However, a product or a development shall not lose its status as an Improved Product due to a cost overrun to the extent such overrun is attributable to COMPANY and DISTRIBUTOR was not informed on a timely basis that such overrun was going to occur. If DISTRIBUTOR elects to fund less than (***)% of any project, or if a project incurs a cost overrun and DISTRIBUTOR does not fund at least (***)% of the overrun, the funds contributed by DISTRIBUTOR towards that project shall be counted in calculating DISTRIBUTOR's offer with respect to such product under
Section 7.4.

     (c) All other R&D Projects undertaken pursuant to this Section 7.1 shall be co-funded by DISTRIBUTOR, as provided in Section 7.2. All Improved Products resulting from such projects shall be deemed to be Products hereunder; provided that revised pricing for such Improved Products, if any, shall be mutually agreed by the Parties prior to commercialization.

     (d) If COMPANY commercializes, other than through DISTRIBUTOR, any invention, copyrightable material or trade secrets made or conceived or acquired pursuant to an R&D Project conducted by COMPANY (an "Incremental Improvement"), and provided that DISTRIBUTOR funded at least (***) percent (***%) of the applicable R&D Project or acquisition cost, COMPANY shall pay DISTRIBUTOR a royalty of (i) (***) percent of the Net Sales received by COMPANY with respect to the sales of the product by COMPANY containing the Incremental Improvement, if such product is sold on a stand-alone basis, and (ii) (***) percent (***%) of the aggregate Net Sales (including integrated (e.g. lactate measurement added to a blood gas cartridge) products and components) received by COMPANY with respect to the sales of such a product, if such product is sold on an integrated basis with other products or components, (a) for any such sales in the Field occurring after the end of the Exclusivity Period, and (b) for any such sales outside the Field occurring during the term of the Agreement and thereafter. Such royalties shall be payable semi-annually within (***) days of the end of the FQ2 and FQ4. Such royalty obligation shall terminate on the later of (i) the last to expire of the patents covering such Incremental Improvement, or (ii) (***) years from the first commercial sale of such Incremental Improvement. In addition, DISTRIBUTOR shall receive a perpetual, royalty-free and non-

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

exclusive license under such invention or trade secret to use the Incremental Improvement in the Field. As used herein, the term "Net Sales" shall mean the gross revenues received from the sale of such products to independent third parties during the applicable period less (A) discounts and rebates, (B) credits or allowances granted upon claims or returns, (C) freight charges paid for delivery and (D) taxes and other governmental charges levied on or measured by the invoiced amount.

     7.2 Research and Development Funding. During the Exclusivity Period, DISTRIBUTOR shall provide to COMPANY funding for all R&D Projects in the Field, in such amounts as the Parties may mutually agree and consistent with COMPANY's funding estimates, but in no event shall such funding be less than $(***) in cash payment to COMPANY on or before the following dates: (***) business days after the Effective Date, and (***). Thereafter DISTRIBUTOR shall make its payments in advance, in two semi-annual installments of $(***) each, on (***) and (***) of each succeeding Fiscal Year commencing on (***). Such minimum payments will only be applied to identified R&D projects and will "count" in calculating the (***)% funding requirement set forth herein.

     7.3 On-going Research and Development. COMPANY shall provide, at its own expense, reasonable on-going research and development to maintain and improve the Products, such as bug fixes, access devices and introducers, subject to COMPANY's resource constraints. All Improved Products resulting from such on-going research and development shall be deemed to be Products hereunder; provided that revised pricing for such Improved Products, if any, shall be mutually agreed by the Parties prior to commercialization.

     7.4 Right of First Refusal for New Products. If, at any time during the Exclusivity Period, COMPANY develops or acquires any New Products and desires to distribute and sell such New Products in the Field or to appoint a third party to do so in any country or COMPANY acquires technology with applicability in the Field ("New Technology") and desires to license such technology in the Field, then DISTRIBUTOR shall have a right of first refusal with respect to the right to distribute such New Product in the Field in such countries, or license such technology in the Field, as provided herein. During the Exclusivity Period, COMPANY shall not consummate a proposed distribution agreement with any third party with respect to the distribution of any New Product in the Field or a license agreement with any third party for the use of such technology in the Field, without first giving prompt notice thereof to DISTRIBUTOR in writing (the "Notice") specifying the pricing, terms, conditions and other material provisions of such proposed agreement. In the event that DISTRIBUTOR elects to consummate a proposed agreement upon the same pricing, terms, conditions and other material provisions as specified in the Notice (or terms more favorable to COMPANY than those set forth in the Notice), DISTRIBUTOR shall have (***) days following receipt of the Notice to so notify COMPANY and the Parties shall thereafter use their reasonable best efforts to finalize the negotiation and execution of such a proposed agreement within (***) days following the receipt of such reply notification from DISTRIBUTOR. In the event that DISTRIBUTOR does not elect to enter into

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

the proposed transaction within such (***) day notice period or the Parties fail to execute an agreement within such (***) day period, COMPANY may enter into an agreement with respect to the proposed transaction on terms that are, in the aggregate, not less favorable to COMPANY than the terms specified by COMPANY in the Notice, however, that if the pricing, terms, conditions and other material provisions of the proposed agreement are modified to be, in the aggregate, less favorable to COMPANY than were specified in the Notice to DISTRIBUTOR, then COMPANY shall give a new Notice to DISTRIBUTOR and comply with the right of first refusal set forth herein for an additional (***) day period following the receipt of such new Notice. The provisions of this Section 7.4 shall not apply if DISTRIBUTOR is in breach of any of its material obligations hereunder. In addition, if the New Products are Competing Products, Section 2.3(b) and Section
2.5 shall not apply with respect to such New Products and the Parties shall negotiate in good faith appropriate reductions, if any, in the Minimum Purchase Requirements.

     7.5 Improvements. DISTRIBUTOR shall use reasonable efforts to provide timely information and assistance to Affiliates, Subdistributors and customers in upgrading Products as any Improved Products become available hereunder.

     7.6 License to COMPANY Technology. COMPANY hereby grants to DISTRIBUTOR a worldwide, royalty-free (except as provided below) license to use, in the Field, the COMPANY Technology so long as DISTRIBUTOR buys core elements of the Technology (optical subassembly for Continuous Monitoring Products, cartridge reading subassembly for Intermittent Monitoring Products) from the Company (as defined below) for the sole purpose of integrating the Monitors and Analyzers (and the measurements taken therewith) into DISTRIBUTOR's patient monitoring, cardiology and emergency care products in the Field. The purchase of these subassemblies may be replaced by a royalty of (***)% of the average sales price (less Uplift, freight and duties thereon) of the resulting incremental blood analyte measurement portion of the resulting product if DISTRIBUTOR ceases the purchase of subassembly core elements from COMPANY. Such license shall be sole during the Exclusivity Period and non-exclusive for the (***) years following the expiration of the Exclusivity Period.

ARTICLE 8. Warranties.

     8.1 Intellectual Property Representation and Warranty. COMPANY warrants to DISTRIBUTOR that on the Effective Date, it has not received formal notice of any alleged infringement or violation of valid patents, copyrights, trade marks, mask works or trade secrets of any third party. Attached as Exhibit 8.1 is a list of COMPANY's current patent portfolio with respect to the Products.

     8.2 Product Warranty. COMPANY warrants to DISTRIBUTOR that the Products at the time of their delivery by COMPANY to DISTRIBUTOR (i) shall meet the agreed applicable specifications attached hereto as Exhibits 1.2 and 1.3 (as may be changed from time to time as provided herein), which shall be no less than the published specifications and documentation as

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

of the date thereof and subject to Section 4.1, DISTRIBUTOR's Supplier Certification guidelines; (ii) shall have been manufactured in accordance with all laws and regulations applicable to their manufacture in those jurisdictions in which DISTRIBUTOR is distributing the Products (provided that DISTRIBUTOR gives COMPANY at least ninety (90) days written notice of any jurisdictions in addition to those listed on Exhibit 6.1); (iii) shall be new or newly manufactured; and (iv) shall be of good and merchantable title, free of liens and encumbrances, (v) shall be "Y2K" compliant, as that term is defined on DISTRIBUTOR's external website on the Effective Date, and (vi) that, as of the Effective Date clearance or permission to sell the Products has been obtained in those countries as set forth in Exhibit 6.1. COMPANY shall promptly, at COMPANY's sole option, replace, repair or make a purchase price (in the amount paid by DISTRIBUTOR to COMPANY) refund for any of such Products proved to be non-conforming, provided that written notice and reasonable documented evidence of each warranty claim and the fact that the failure occurred during the warranty period is received by COMPANY within thirty (30) days after the expiration thereof. COMPANY will have the right to verify such non-conformance. Such replacement, repair or refund shall be DISTRIBUTOR's sole remedy hereunder. Unless otherwise agreed by the Parties, the warranty period under this Section
8.2 for (a) any Sensor shall be the stated shelf life as set forth on the label for such Product, not to be less than ten (10) months from the date of shipment to DISTRIBUTOR; (b) any Cartridge shall be the stated shelf life as set forth on the label for such Product, not to be less than three (3) months from the date of shipment to DISTRIBUTOR; (c) any Monitor or Calibrator of any Continuous Monitoring Product, or any Accessory or IRMA Analyzer of any Intermittent Monitoring Product covered hereunder shall expire on the date eighteen (18) months after the date of shipment of such item to DISTRIBUTOR; and (d) any IDMS Software shall expire on the date forty-five (45) days after the date of delivery of such software to DISTRIBUTOR's customer. The warranty period for any Improved Products shall be mutually agreed by the Parties. If requested by COMPANY, DISTRIBUTOR shall return the non-conforming Product to COMPANY at the time of submission of the warranty claim therefor. DISTRIBUTOR agrees to provide COMPANY sufficient notice of additional countries in which it intends to distribute the Products to permit COMPANY to meet its obligations under subsection (ii) of this Section 8.2.

     8.3 Warranty Disclaimer. EXCEPT AS EXPRESSLY PROVIDED IN SECTIONS 8.1 AND 8.2, COMPANY MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

     8.4 Customer Complaints, Warranty and Out-of-Warranty Repair. DISTRIBUTOR will be responsible for handling customer complaints regarding the Products and other product performance issues with customers. COMPANY will provide reasonable assistance to DISTRIBUTOR in resolving customer complaints. COMPANY will accept the return of any Products that do not conform to the warranties set forth in
Section 8.2, and will repair or replace any such defective Product (or refund DISTRIBUTOR's purchase price) as provided in Section 8.2. DISTRIBUTOR agrees to maintain an inventory of Products (other than Sensors and Cartridges) to meet its on-going repair obligations; provided that COMPANY agrees to maintain a reasonable inventory of Products (other than Sensors and Cartridges) to support significant

Product warranty issues. As between COMPANY and DISTRIBUTOR, DISTRIBUTOR will be responsible for providing its customers with such replacement Products for use while such defective Products are being repaired or replaced. COMPANY will also provide out-of-warranty repair service on all hardware components of the Products, on the terms set forth on Exhibit 8.2 for a period not to exceed seven
(7) years after last production run of the DISTRIBUTOR (or such longer period as may be required by local laws). The Parties agree to discuss, in good faith, the feasibility of DISTRIBUTOR providing warranty repair service for the Monitors and Calibrators of the Continuous Monitoring Products and IRMA Analyzers of the Intermittent Monitoring Products, at its warranty depots or in the field, on mutually agreed terms.

     8.5 Customer Warranties. DISTRIBUTOR shall be entitled to warrant the Products to its customers on terms it deems appropriate; provided that DISTRIBUTOR shall bear any expenses it may incur with respect to such warranties, to the extent that such warranties exceed the scope or term of the express warranties made by COMPANY hereunder.

ARTICLE 9: Intellectual Property

     9.1 Ownership of Intellectual Property

     (a) All inventions and trade secrets made, conceived or acquired by COMPANY and all inventions and trade secrets made or conceived pursuant to Sections 7.1,
7.2 and 7.3, and the intellectual property related thereto, shall be the exclusive property of COMPANY. COMPANY will pay all expenses relating to the securing and maintaining of appropriate intellectual property protection with respect to such inventions.

     (b) All inventions and trade secrets made, conceived or acquired by DISTRIBUTOR, and the intellectual property related thereto, will be the exclusive property of DISTRIBUTOR and that DISTRIBUTOR will pay all expenses relating to the securing and maintaining of appropriate intellectual property protection with respect to such inventions.

     (c) In the event that personnel of COMPANY and DISTRIBUTOR jointly participate in an invention or trade secret, such invention or trade secret, and the intellectual property related thereto shall be owned jointly by the Parties. Determination of inventorship shall be made in accordance with U.S. patent laws. The Parties shall jointly share in the expenses of obtaining intellectual property protection of any joint invention.

ARTICLE 10: INDEMNIFICATION

     10.1 Trademark Indemnification. COMPANY shall defend, indemnify and hold DISTRIBUTOR harmless from liability based on a claim of trademark infringement, unfair competition, or any other basis for liability arising from DISTRIBUTOR's use of any COMPANY Trademark as licensed hereunder and consistent with the terms hereof. DISTRIBUTOR shall promptly notify COMPANY in writing of the pendency of such claim within fifteen (15) days of becoming aware of such claim; provided, however that failure to give notice within such time period shall not relieve COMPANY of its obligations hereunder unless such failure results in material prejudice to COMPANY's rights with respect to such claim. DISTRIBUTOR shall thereafter reasonably cooperate with COMPANY in the defense of such claim, but at the expense of COMPANY and shall permit COMPANY to assume control over the defense and/or settlement of such claim. If COMPANY becomes aware of a threat of action based on trademark infringement, unfair competition, or any other liability due to use of the trademark in a particular country, then with sixty (60) days written notice COMPANY may terminate the trademark license with respect to that particular country. This Section states COMPANY's entire liability, and DISTRIBUTOR's sole remedy for trademark infringement and is lieu of all other warranties, express or implied.

     10.2 Indemnification by COMPANY. COMPANY shall defend, indemnify and hold DISTRIBUTOR harmless from liability to the extent such liability is based upon a third party claim that Products in the form supplied by COMPANY to DISTRIBUTOR and used consistent with the documentation supplied by COMPANY infringe any patent or other intellectual property right of any third Parties. DISTRIBUTOR shall promptly notify COMPANY in writing of the pendency of such claim within fifteen (15) days of becoming aware of such claim; provided, however that failure to give notice within such time period shall not relieve COMPANY of its obligations hereunder unless such failure results in material prejudice to COMPANY's rights with respect to such claim. DISTRIBUTOR shall thereafter reasonably cooperate with COMPANY in the defense of such claim, but at the expense of COMPANY, and shall permit COMPANY to assume control over the defense and/or settlement of such claim. In the event that Product is held to infringe any patent or other intellectual property right of any party covered by the foregoing indemnity, COMPANY shall either (i) obtain for DISTRIBUTOR a license to such right, (ii) modify the infringing Products so that they no longer infringe or (iii) replace the infringing Product with a non-infringing Product which performs the same functions as the infringing Product or if COMPANY is unable to effect any of the foregoing remedies, COMPANY shall refund to DISTRIBUTOR the relevant purchase price actually paid by DISTRIBUTOR for such Products and, in such event, the Parties shall discuss in good faith appropriate and equitable adjustments to the terms of this Agreement, if any. This Section states COMPANY's entire liability, and DISTRIBUTOR's sole remedy for infringement of intellectual property rights and is in lieu of all other warranties, express or implied. DISTRIBUTOR shall cease distribution in any country in which COMPANY requests DISTRIBUTOR to do so due to a challenge in that country based upon patent right of a third party (and the Minimum Purchase Requirements shall be adjusted accordingly). COMPANY shall have no obligation under this Article 10 if and to the extent that such claim arises from: (i) compliance by COMPANY with DISTRIBUTOR's specifications, if any, (ii) modification of the Products other than by COMPANY or modifications expressly authorized by COMPANY, (iii) combination of the Products with products other than those supplied from COMPANY, and the alleged infringement or misappropriation would not have occurred but for such compliance, modification or combination, or (iv) used in a way other than intended by COMPANY. COMPANY shall not have any obligation with respect to a claim if it has provided DISTRIBUTOR with changes that would have avoided the problem and the changes are not fully implemented (at COMPANY's cost) within a reasonable time frame, provided that the changes do not materially adversely affect functionality or performance and that DISTRIBUTOR is notified of the problem the changes avoid.

     10.3 Indemnification. Except as specifically provided in Sections 10.1 and 10.2, nothing herein shall be construed to limit the Parties' respective rights to and obligations of indemnification and contribution which may be available to them at law.

ARTICLE 11. Term and Termination.

     11.1 Term. This Agreement shall become effective upon the Effective Date hereof and, unless terminated earlier pursuant to this Article 11, shall expire on October 31, 2002 (the "Initial Term"). Thereafter, the term of this Agreement may be extended, on a term-by-term basis, for up to three (3) additional three
(3) year periods (each, an "Extension Term") as follows: (a) if DISTRIBUTOR has met its Minimum Purchase Requirements ( including by making a shortfall purchase or payment as provided in Section 3.2) during the then current term (either the Initial Term or an Extension Term); Distributor is not otherwise in material breach of this Agreement, and DISTRIBUTOR's rights hereunder have not been converted to non-exclusive for any reason, DISTRIBUTOR shall have the option, in its sole discretion, to extend the term of this Agreement for the next Extension Term by giving COMPANY of written notice of its intention to extend the term of this Agreement, assuming that DISTRIBUTOR meets the criteria set forth above at the end of the then current term, which notice shall be given not later than three (3) months prior to the end of the then current term, or (b) the Parties may mutually agree to extend the term of this Agreement for an additional Extension Term, subject, in each case, to agreement on appropriate Minimum Purchase Requirements for such Extension Term, to be negotiated in good faith by the Parties. If the Parties are unable to agree on such Minimum Purchase Requirements for an Extension Term, the Minimum Purchase Requirements shall be calculated according to the formula in Exhibit 1.14, namely, the Minimum Purchase Requirement in any given year shall be equal to the prior year's actual purchases (excluding amounts which are purchased solely to cure shortfall), plus (***) percent (***%) of such actual purchases, but in no event shall such Minimum Purchase Requirements be less than (***).

     11.2 Termination of Exclusivity Period for Failure to Meet Minimum Purchase Requirements.

     (a) As provided in Section 3.2, COMPANY may terminate the Exclusivity Period for failure by DISTRIBUTOR to meet the Minimum Purchase Requirements after notice and an opportunity to cure as set forth in Section 3.2. In such event, DISTRIBUTOR shall pay COMPANY on demand (i) for any remaining Minimum Purchase Requirements (and take delivery of such Product, if DISTRIBUTOR so chooses) for the Initial Term of this Agreement, if such failure occurs with respect to the Minimum Purchase Requirements of any Fiscal Year during the Initial Term, or (ii) for any remaining Minimum Purchase Requirements (and take delivery of such Product, if DISTRIBUTOR so chooses) for such Fiscal Year during any Extension Term and (***) percent (***%) of the Minimum Purchase Requirements for the following

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

Fiscal Year. In addition, DISTRIBUTOR shall reimburse COMPANY for any out-of-pocket costs and expenses (including without limitation reasonable attorneys' fees) reasonably incurred by COMPANY to enforce DISTRIBUTOR's obligations under this Section 11.2(a). Such amounts shall constitute DISTRIBUTOR's entire liability, and COMPANY's sole and exclusive remedy, with respect to such failure to meet the Minimum Purchase Requirements hereunder.

     (b) In addition, DISTRIBUTOR's exclusive rights to distribute the Products hereunder shall cease and the Exclusivity Period shall be deemed to be terminated; provided, however, that so long as DISTRIBUTOR has paid amounts owing to COMPANY under Section 11.2(a), DISTRIBUTOR shall be entitled to purchase Sensors and Cartridges from COMPANY (or its third party manufacturer, if any) on a non-exclusive basis for resale in the Field for a period of two (2) years from such termination, at non-discriminatory prices for non-exclusive distributors. During such non-exclusive period, it is not DISTRIBUTOR's intention to sell Sensors and Cartridges to customers who have not purchased Products from Distributor; however, the Parties acknowledge that DISTRIBUTOR cannot, consistent with good DISTRIBUTOR business practices, distinguish between its customers for this purpose and DISTRIBUTOR shall not be in breach of the terms of this Section 11.2(b) for such sales; provided that if DISTRIBUTOR becomes aware that it is selling Sensors or Cartridges to customers who have not purchased Products from DISTRIBUTOR, it shall so notify COMPANY, and COMPANY (or its distributor) shall have the opportunity to sell Sensors and Cartridges to such customer, and DISTRIBUTOR will use reasonable efforts to assign to COMPANY or its designee any long-term supply contract for Sensors and Cartridges, with such a customer. DISTRIBUTOR shall inform its sales channel of its intention not to sell Sensors and Cartridges to customers who have not purchased Products from DISTRIBUTOR.

     (c) In addition, DISTRIBUTOR shall enable COMPANY to connect the Products into and with DISTRIBUTOR's then current products and to ensure on-going compatibility with such products for a period of two (2) years from such expiration; provided that COMPANY supplies the necessary information for DISTRIBUTOR to maintain such connectivity and compatibility, and that DISTRIBUTOR shall be obligated to so modify or change its products only if the changes are not major, or if DISTRIBUTOR desires to make changes that are major. COMPANY shall supply such information to DISTRIBUTOR in sufficient time for DISTRIBUTOR to make such changes to its products so that they will be available to end users at the same time as COMPANY's changed products. In addition, COMPANY shall have the non-exclusive right to purchase DISTRIBUTOR's COMPANY integrated modules for a period of two (2) years from such termination, at prices to be mutually agreed. Upon expiration of such two (2) year period, this Agreement shall terminate.

     11.3 Termination of Exclusivity Period for Other Material Breaches.

     (a) The Parties acknowledge that their respective rights and obligations, with respect to (i) failure to supply are set forth in Sections 4.4 and 4.11 (except for any Failure to Supply attributable to an intentional or willful or grossly negligent act or omission by COMPANY) and (ii) failure to meet the Minimum Purchase Requirements are set forth in Section 11.2. In the event of any other material default by a Party of a material obligation hereunder to which such Party was entitled, including, but not limited to, failure to pay any material moneys due from one Party to the other Party excepting amounts as to which there is a legitimate dispute, upon written notice to the defaulting Party, which termination shall be effective ninety (90) days (except that with respect to any amount that is not subject to a good faith dispute, termination shall be effective if such amount is not paid within 10 days of notice thereof) after such notice of default is given, unless the default shall be cured by the defaulting Party with such ninety (90) day period, or (ii) to the extent permitted by U.S. bankruptcy law immediately upon written notice in the event of the bankruptcy or insolvency of the other Party. Notwithstanding the foregoing, DISTRIBUTOR shall have a ten (10) day cure period for any breach of its obligations under Sections 4.2, 5.1 and 7.2 to pay for Products ordered, or to make certain payments within five (5) business days of the Effective Date.

     (b) In addition, DISTRIBUTOR's exclusive rights to distribute the Products hereunder shall cease and the Exclusivity Period shall be deemed to be terminated; provided, however, that DISTRIBUTOR shall be entitled to purchase Sensors and Cartridges from COMPANY (or its third party manufacturer, if any), at the then current prices, on a non-exclusive basis for resale in the Field for a period of two (2) years from such termination (in the case of termination for COMPANY's breach) or one (1) year from such termination (in the case of termination for DISTRIBUTOR's breach), at non-discriminatory prices for non-exclusive distributors. During such non-exclusive period, it is not DISTRIBUTOR's intention to sell Sensors and Cartridges to customers who have not purchased Products from Distributor; however, the Parties acknowledge that DISTRIBUTOR cannot, consistent with good DISTRIBUTOR business practices, distinguish between its customers for this purpose and DISTRIBUTOR shall not be in breach of the terms of this Section 11.3(b) for such sales; provided that if DISTRIBUTOR becomes aware that it is selling Sensors or Cartridges to customers who have not purchased Products from DISTRIBUTOR, it shall so notify COMPANY, and COMPANY (or its distributor) shall have the opportunity to sell Sensors and Cartridges to such customer, and DISTRIBUTOR will use reasonable efforts to assign to COMPANY or its designee any long-term supply contract for Sensors and Cartridges, with such a customer. DISTRIBUTOR shall inform its sales channel of its intention not to sell Sensors and Cartridges to customers who have not purchased Products from DISTRIBUTOR.

     (c) In addition, DISTRIBUTOR shall enable COMPANY to connect the Products into and with DISTRIBUTOR's then current products and to ensure on-going compatibility with such products for a period of two (2) years from such expiration; provided that COMPANY supplies the necessary information for DISTRIBUTOR to maintain such connectivity and compatibility, and that DISTRIBUTOR shall be obligated to so modify or change its products only if the changes are not major, or if DISTRIBUTOR desires to make changes that are major. COMPANY shall supply such information to DISTRIBUTOR in sufficient time for DISTRIBUTOR to make such changes to its products so that they will be available to end users at the same time as COMPANY's changed products. In addition, COMPANY shall have the non-exclusive right to purchase DISTRIBUTOR's COMPANY integrated modules for a period of two (2) years from such termination, at prices to be mutually agreed. Upon expiration of such two (2) year period, this Agreement shall terminate.

     11.4 Expiration of Exclusivity Period.

     (a) Upon any expiration of the Exclusivity Period (including, without limitation expiration of the Initial Term or any Extension Term in which DISTRIBUTOR does not renew the Term as provided in Section 11.1), DISTRIBUTOR shall cease to be the exclusive distributor of the Products and the Exclusivity Period shall be deemed to be terminated, provided, however, that DISTRIBUTOR shall be entitled to purchase Sensors and Cartridges from COMPANY (or its third party manufacturer, if any), on a non-exclusive basis for resale in the Field only to customers who have purchased DISTRIBUTOR's Intermittent and Continuous Monitoring Products prior to such expiration or DISTRIBUTOR's blood analysis module prior to such expiration or during the non-exclusive period set forth herein, for a period of two (2) years from such expiration, at non-discriminatory prices for non-exclusive distributors. During such non-exclusive period, it is not DISTRIBUTOR's intention to sell Sensors and Cartridges to customers who have not purchased Products from Distributor; however, the Parties acknowledge that DISTRIBUTOR cannot, consistent with good DISTRIBUTOR business practices, distinguish between its customers for this purpose and DISTRIBUTOR shall not be in breach of the terms of this Section 11.4(a) for such sales; provided that if DISTRIBUTOR becomes aware that it is selling Sensors or Cartridges to customers who have not purchased Products from DISTRIBUTOR, it shall so notify COMPANY, and COMPANY (or its distributor) shall have the opportunity to sell Sensors and Cartridges to such customer, and DISTRIBUTOR will use reasonable efforts to assign to COMPANY or its designee any long-term supply contract for Sensors and Cartridges, with such a customer. DISTRIBUTOR shall inform its sales channel of its intention not to sell Sensors and Cartridges to customers who have not purchased Products from DISTRIBUTOR. For avoidance of doubt, such two (2) year non-exclusive period shall not be in addition to any non-exclusive period provided under Sections 11.2 and 11.3.

     (b) In addition, DISTRIBUTOR shall enable COMPANY to connect the Products into and with DISTRIBUTOR's then current products and to ensure on-going compatibility with such products for a period of two (2) years from such expiration; provided that COMPANY supplies the necessary information for DISTRIBUTOR to maintain such connectivity and compatibility, and that DISTRIBUTOR shall be obligated to so modify or change its products only if the changes are not major, or if DISTRIBUTOR desires to make changes that are major. COMPANY shall supply such information to DISTRIBUTOR in sufficient time for DISTRIBUTOR to make such changes to its products so that they will be available to end users at the same time as COMPANY's changed products. In addition, COMPANY shall have the non-exclusive right to purchase DISTRIBUTOR's COMPANY integrated modules for a period of two (2) years from such termination, at prices to be mutually agreed. Upon expiration of such two (2) year period, this Agreement shall terminate.

     11.5 No Prejudice. Termination of this Agreement for any reason shall be without prejudice to COMPANY's right to receive all payments accrued and unpaid on the effective date of termination and shall not release either party hereto from any liability which at such time has already accrued or which thereafter accrues from a breach or default prior to such expiration or termination. Except as expressly provided herein, all of the parties' rights and remedies hereunder are cumulative and non-exclusive.

     11.6 Surviving Obligations. No termination or expiration of this Agreement shall affect or discharge any obligations, rights, disclaimers, conditions or limitations of either Party which arose prior to the effective date of such termination. In addition, Sections 5.4, 5.5, 7.1 (with respect to COMPANY's royalty obligation thereunder), 8.3, and Articles 9 (Intellectual Property), 10 (Indemnification), 11 (Term and Termination), 12 (Confidentiality) and 13 (Miscellaneous) and any Sections necessary to give effect to this Article 11 shall survive any termination or expiration of this Agreement.

     11.7 Cooperation in the Unwinding. During the period immediately preceding and following any expiration or termination of this Agreement, the Parties will use reasonable efforts to cooperate with each other in the unwinding of the relationship established herein. This cooperation shall include cooperation in supporting existing customers. In addition, the Parties agree to be mindful of each other's good name and reputation in such unwinding.

ARTICLE 12: Confidentiality

     12.1 Non-Use and Non-Disclosure. Each Party acknowledges and agrees that all the other Party's Confidential Information is confidential to the disclosing Party. Each Party shall take the same reasonable measures as it uses to protect its own confidential information from the unauthorized disclosure or misuse to protect the other Party's Confidential Information from unauthorized disclosure or misuse, including without limitation, any disclosure by its employees, agents, contractors, permitted sublicensees, or consultants of the other Party's Confidential Information. As used herein, the term reasonable measures shall mean at least those measures a Party applies to the protection of its own Confidential Information and the term misuse shall mean use for any purpose other than as permitted or required hereunder.

     12.2 Marking. To be entitled to protection as Confidential Information, all COMPANY or DISTRIBUTOR documents containing that Party's Confidential Information shall be appropriately and clearly marked as "Proprietary," "Secret," "Confidential," or other words to similar effect. If a disclosure of Confidential Information is made orally, as in a meeting, the disclosing Party shall indicate the nature of that information at the time of its disclosure and shall confirm such designation in writing within ten (10) days of the date of such disclosure to the receiving Party.

     12.3 Exclusions. Information shall not be considered Confidential Information hereunder if it:

     (a) was already in the possession of the receiving Party prior to its receipt from the disclosing Party;

     (b) is, or becomes, part of the public knowledge or literature through no fault, act or omission of the receiving Party, provided, Proprietary Product Information shall not be deemed to have entered the public domain by reason of its having been filed with any regulatory authority; provided the disclosing Party has taken advantage of any procedures available to protect confidentiality, including FOIA marking and protective orders;

     (c) is, or becomes, available to the receiving Party from a source other than the disclosing Party, which source has rightfully obtained the same information and has no obligation of confidentiality to the disclosing Party with respect to it;

     (d) is made available on an unrestricted basis by the disclosing Party to a third party unaffiliated with the disclosing Party; or

     (e) is required to be revealed pursuant to law or requirements of any securities exchange on which a Party's shares are listed and traded, provided, however, the receiving Party which is under any such requirement of law shall give reasonable notice to the disclosing Party of such requirement and shall cooperate with the disclosing Party, at the disclosing Party's expense in reasonable legal efforts to limit or mitigate any such revelation so as to preserve the proprietary nature of any Confidential Information contained therein.

     12.4 Duration; Surviving Obligation. This Article 12 shall be deemed to cover and include any non-public information disclosed by a Party to the other during the course of their negotiations of this Agreement, whether or not marked or indicated as provided in Section 12.2. Each Party's obligations of non-use and non-disclosure of the other Party's Confidential Information shall apply during the term of this Agreement and shall also survive for a period of five
(5) years after its termination for any reason.

     12.5 Confidentiality of this Agreement. The terms of this Agreement itself shall be deemed to be Confidential Information hereunder. In the event that a Party is required to disclose the content of this Agreement pursuant SEC requirements or requirements of any securities exchange on which a Party's share are listed and traded, such Party shall use its reasonable efforts to obtain confidential treatment of at least the following portions of the Agreement: (i) financial terms (such as all dollar amounts and price terms), (ii) quantities (such as Minimum Purchase Requirements) and (iii) time periods (such as times relating to Exclusivity Period or term).

ARTICLE 13. Miscellaneous.

     13.1 Compliance with Laws. The Parties agree to comply with all applicable statutes, laws, ordinances, rules and regulations relating to their respective obligations hereunder, including without limitation, the Foreign Corrupt Practices Act and export control laws.

     13.2 Disclaimer of Consequential Damages. EXCEPT AS OTHERWISE PROVIDED BELOW, AND NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, AS BETWEEN THE PARTIES, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED UNDER ANY SECTION OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR

ANY INCIDENTAL, CONSEQUENTIAL, EXEMPLARY, SPECIAL OR PUNITIVE DAMAGES. THE LIMITATIONS IN THIS SECTION 13.2 SHALL NOT APPLY TO BREACHES OF ARTICLE 12 (CONFIDENTIALITY) OR TO ANY RECALL OF THE PRODUCTS INITIATED BY EITHER PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF THE OTHER PARTY (EXCLUDING RECALLS REQUESTED OR ORDERED BY THE FDA OR OTHER APPLICABLE REGULATORY AGENCY). Amounts incurred by a Party pursuant to Section 6.5 shall not be deemed to be incidental, consequential, exemplary, special or punitive damages hereunder.

     13.3 Status. No agency, partnership or joint venture is hereby established. Neither COMPANY nor DISTRIBUTOR shall enter into, or incur, or hold itself out to third parties as having authority to enter into or to incur on behalf of any other Party any contractual obligations, expenses or liabilities whatsoever.

     13.4 Excused Delay. The untimely performance of any obligations arising hereunder by any Party will be excused, and such delay of performance shall not constitute breach, or grounds for termination or prejudice of any rights hereunder, if the delay of performance is a result of circumstances or occurrences beyond the reasonable control of the Party whose performance is excused hereunder ("Force Majeure"), provided that such Party (i) shall immediately notify the other of any such anticipated delay and its expected duration and (ii) shall immediately resume performance after the cause of delay is removed, and (iii) shall during such delay be reasonably diligent in avoiding further delay. Without limiting the generality of circumstances or occurrences beyond the reasonable control of a Party, examples of such circumstances or occurrences are strikes, shortages of power, materials or transportation, acts of government or of God, sabotage or insurrection. Notwithstanding the above, the suffering by one Party of any actual and material delay greater than one hundred eighty (180) days in any one year period (or any material delay which is reasonably expected to exceed 270 days in any one year period) shall be grounds for termination (without cause or penalty) by the other Party.

     13.5 Notices. All notices, reports or demands to be given by either Party to the other under the provisions of this Agreement shall be forwarded, charges prepaid, by express mail or reputable overnight courier service, or may be telexed or transmitted by facsimile, properly addressed to the respective Parties as follows:

          If to DISTRIBUTOR: Hewlett-Packard Company
                             Medical Products Group
                             ATT: General Manager, Patient Monitoring Division 3000 Minuteman Rd.
                             Andover, MA 01810

          With copies to:    Hewlett Packard Company
                             Legal Department
                             3000 Minuteman Road
                             Andover, MA  01810

          If to COMPANY:     Diametrics Medical Incorporated
                             2658 Patton Road
                             St. Paul, MN  55113

          With copies to:    Dorsey & Whitney
                             Attention:  Kenneth L. Cutler
                             220 South Sixth Street
                             Minneapolis, MN  55402-1498

or to such address or addresses the Parties hereto may designate for such purposes during the term hereof. Notices given hereunder if actually received shall be deemed given upon the tenth day after mailing and on the day after dispatch if given by telex or facsimile transmission.

     13.6 Binding Effect and Assignment. The Parties acknowledge and agree that DISTRIBUTOR is intending to reorganize as two separate corporate entities and that this Agreement shall be assigned to the measurement company to be created thereby. During the term of this Agreement, the rights of either Party under this Agreement shall not be assigned nor shall the performance of either Party's duties hereunder be delegated, without the other Party's written consent (which shall not be unreasonably withheld) except that, without the other Party's prior consent, either Party may assign this Agreement (i) to an Affiliate that is an affiliate as of the date of execution of this Agreement or (ii) to an Affiliate whose assets consist entirely of the assets of an Affiliate or Affiliates that were Affiliates as of the date of execution of this Agreement or (iii) in connection with a merger, consolidation, reorganization or sale of substantially all of its assets; provided, however, that COMPANY shall notify DISTRIBUTOR (the "Sale Date") in the event of merger, consolidation, reorganization or sale of substantially all of assets of COMPANY or if any individual, group or entity either acquires thirty three percent (33%) of the outstanding shares of COMPANY's voting securities or obtains through election, appointment or other means, a majority of the directors of COMPANY, and (a) DISTRIBUTOR shall have the right to terminate this Agreement by written notice to COMPANY not later than ninety (90) days from the Sale Date, such termination to take effect on the nine (9) month anniversary of the Sale Date, unless the Parties agree in writing to the contrary; and (b) COMPANY shall have the right to terminate this Agreement by written notice to DISTRIBUTOR not later than ninety (90) days from the Sale Date, such termination to take effect, unless the Parties otherwise agree in writing to the contrary, on the later of (1) the nine (9) month anniversary of the Sale Date or (2) the expiration of the Initial Term or the first Extension Term, provided that DISTRIBUTOR duly exercises its right to extend the Term for an Extension Term at the end of the Initial Term, as provided in Section 11.1. In the event that this Agreement is terminated pursuant to this Section 13.6, Section 11.4 shall apply and the Parties shall use all reasonable efforts to ensure a smooth transition that takes into account the interests of end users and minimizes any negative impact on the reputation or financial status of the Parties as a result of such termination. No sale, assignment or other transfer of any rights of a Party hereunder shall be effective unless the purchaser, assignee or transferee assumes such Party's obligations under this Agreement. Any assignment shall not relieve the assigning Party of its responsibility for its obligations hereunder.

     13.7 Dispute Resolution.

     (a) For any dispute or claim arising out of or relating to this Agreement, of breach hereof, the Parties, prior to filing any action as provided herein, shall in good faith first negotiate towards a written resolution of such dispute or claim for a period not to exceed twenty (20) days from the date of receipt of a Party's request for such negotiation. Such negotiations shall be conducted by managers of each Party who have full authorization to finally resolve any such dispute or claim. Notwithstanding the foregoing, each Party expressly reserves the right to seek interim or temporary judicial relief, without limitation, any injunction or other preliminary relief from a court of competent jurisdiction.

     (b) The Parties agree to consider appropriate forms of alternative dispute resolution (including non-binding mediation, arbitration and conciliation) for any dispute arising out of or relating to this Agreement.

     13.8 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the United States and the State of Delaware, excluding its choice of law rules. The Parties consent to the jurisdiction of the state and federal courts of Delaware.

     13.9 Severability. If any provision or provisions of this Agreement shall be determined to be unenforceable, then the Parties shall in good faith negotiate for a substitute provision addressing the same subject matter as the unenforceable provision(s) as may then be considered to be enforceable, provided, however, if no substitute provision can be formulated which shall be accepted by the Parties as enforceable, this Agreement shall nonetheless continue in full force and effect with the unenforceable provision(s) stricken here from. In such case the applicable law shall apply with regard to unenforceable and/or void provisions.

     13.10 Headings and Authorship. The Article headings set forth in this Agreement are intended only as a convenience and shall not be given any effect to interpret the provisions of this Agreement. This Agreement shall be deemed to have been written jointly by the Parties.

     13.11 Waiver. The failure or delay of either Party to enforce at any time any provision hereof shall not be construed to be a waiver of such provision or of the right thereafter to enforce each and every provision. No waiver by either Party to this Agreement, either express or implied, of any breach of any term, condition, or obligation of this Agreement, shall be construed as a waiver of any subsequent term, condition, or obligation of this Agreement. Nor shall the performance of any act of mitigation, such as allocation of Product, or adjustment of milestones be deemed a waiver of any prior or subsequent breach of this Agreement. In the event of a breach of any provision of this Agreement, the facts and circumstances of said breach shall be considered in determining whether said breach and provision are material. No waiver shall be effective unless it is made in writing, executed by both Parties, and refers expressly to this Agreement.

     13.12 Dollar Denomination. Unless otherwise specified all amounts stated in this Agreement as payable in U.S. Dollars shall not be subject to currency exchange adjustments.

     13.13 Entire Agreement and Modification. This Agreement, including all Exhibits hereto, sets forth the entire agreement between Parties with respect to the subject matter hereof and as such, supersedes all prior and contemporaneous negotiations, agreements, representations, understandings and commitments with respect thereto and shall take precedence over all terms, conditions and provisions on any purchase order form, or order acknowledgment, or order release purporting to address the same subject matter. This Agreement shall not be released, discharged, changed or modified in any manner except by a writing signed by the duly authorized officers or agents of each Party hereto, which writing shall make specific reference to this Agreement and shall express the plan or intention to modify same.

     13.14 Authority. Each of the signatories below expressly represents that he/she has the authority to sign this Agreement on behalf of his/her Company to bind his/her Company to all of the terms and conditions of this Agreement.

     13.15 Publicity. Neither party hereto shall originate any publicity, news release, or other announcement, written or oral, whether to the public press, the trade, DISTRIBUTOR's or COMPANY's customers or otherwise, relating to this Agreement, or to performance hereunder or the existence of an arrangement between the parties without the prior written approval of the other party hereto, not to be unreasonably withheld, or as provided in Sections 12.3(e) and 12.5.

     13.16 Insurance. The Parties shall maintain during the entire term of this Agreement, including extensions, insurance adequate to cover any reasonably anticipated claims that may arise hereunder.

     IN WITNESS WHEREOF, DISTRIBUTOR and COMPANY have executed this Agreement by their respective duly authorized officers or representatives as of the day first above written.

COMPANY                                DISTRIBUTOR

By: /s/ Hans-Gunter Hohmann            By:     /s/  David T. Giddings
   -----------------------------          -------------------------------
Title: General Manager                 Title: Chairman, President and
      --------------------------              Chief Executive Officer
                                             ----------------------------
Date:       June 6, 1999               Date:        June 6, 1999
      --------------------------             ----------------------------

Schedule of Exhibits:

Exhibit 1.2       Intermittent Monitoring Product Specifications
Exhibit 1.4       Continuous Monitoring Product Specifications
Exhibit 1.14      Minimum Purchase Requirements
Exhibit 2.3(a)    Transition of HP Sales from (***) to COMPANY Intermittent
                  Monitoring Products
Exhibit 2.3 (b)   Integration with (***) Exhibit 3.3(a) COMPANY Distributors
Exhibit 3.3(c)    Compensation to DISTRIBUTOR
Exhibit 3.4       Payment for COMPANY Sales Organization
Exhibit 3.7       COMPANY Trademarks
Exhibit 3.11      DISTRIBUTOR's Standard Software License Terms
Exhibit 4.1       DISTRIBUTOR Supplier Certification Guidelines
Exhibit 4.5       DISTRIBUTOR Purchase Order Form
Exhibit 5.3       Product Pricing
Exhibit 6.1       Regulatory Approvals
Exhibit 6.3       Localization
Exhibit 8.1       Patent Portfolio
Exhibit 8.4       Out-of-Warranty Repair Terms  (to be completed within
                  15 days of the Effective Date)

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 1.2

                 Intermittent Monitoring Product Specifications
     (Specifications are Subject to change during the term of the Agreement)
                  IRMA(R) SL Series 2000 Blood Analysis System

(***)


If COMPANY changes the specifications for the Intermittent Monitoring Products or changes the design of, or manufacturing process for the Intermittent Monitoring Products in a way that affects the electrical performance, the mechanical form, fit or function, or the software compatibility of such Intermittent Monitoring Products (an "Engineering Change"), COMPANY shall provide DISTRIBUTOR reasonable notice of such Engineering Change and provide evaluation samples, and other information, at DISTRIBUTOR's reasonable request, and DISTRIBUTOR shall have the right to review and approve such Engineering Changes prior to their implementation, such approval not to be unreasonably withheld. COMPANY and DISTRIBUTOR will discuss an appropriate sharing of potential upgrade costs, if any, resulting from such Engineering Changes.

Distributor may request changes to the Products by submitting a written request for such change to COMPANY. COMPANY shall respond to DISTRIBUTOR within 30 days with a quotation indicating the price, effect on production, and other factors involved in the change. Unless the Parties agree in writing upon such change, it shall not be made; provided that COMPANY's consent to changes requested by DISTRIBUTOR shall not be unreasonably withheld.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 1.4

                  Continuous Monitoring Product Specifications
     (Specifications are Subject to change during the term of the Agreement)

1.   Neotrend

     (***)

2.   Paratrend 7

     (***)

3.   TrendCare Satellite Monitor

     (***)

4.   TrendCare calibrator

     (***)

5.   TrendCare Patient Data Module

     (***)

If COMPANY changes the specifications for the Continuous Monitoring Products or changes the design of, or manufacturing process for the Continuous Monitoring Products in a way that affects the electrical performance, the mechanical form, fit or function, or the software compatibility of such Continuous Monitoring Products (an "Engineering Change"), COMPANY shall provide DISTRIBUTOR reasonable notice of such Engineering Change and provide evaluation samples and other information, at DISTRIBUTOR's reasonable request, and DISTRIBUTOR shall have the right to review and approve such Engineering Changes prior to their implementation, such approval not to be unreasonably withheld. COMPANY and DISTRIBUTOR will discuss an appropriate sharing of potential upgrade costs, if any, resulting from such Engineering Changes.

Distributor may request changes to the Products by submitting a written request for such change to COMPANY. COMPANY shall respond to DISTRIBUTOR within 30 days with a quotation indicating the price, effect on production, and other factors involved in the change. Unless the Parties agree in writing upon such change, it shall not be made; provided that COMPANY's consent to changes requested by DISTRIBUTOR shall not be unreasonably withheld.


--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                  Exhibit 1.14

                          Minimum Purchase Requirements

Year:                      FY1999                  FY2000

Minimum                    $(***)                  (***)
Purchase
Requirement


     The Minimum Purchase Requirement for each subsequent Fiscal Year shall be equal to the actual purchases of Products made by DISTRIBUTOR from COMPANY during the immediately prior Fiscal Year ("Actual Purchases"), plus (***) percent (***%) of such Actual Purchases, but in no event shall the Minimum Purchase Requirement for such subsequent Fiscal Year be less than the Minimum Purchase Requirement for the immediately preceding Fiscal Year. For the purposes of determining the Actual Purchases in a given Fiscal Year, all purchases actually made in such Fiscal Year shall be included, and any shortfall payment or purchase made thereafter pursuant to Section 3.2 shall be excluded from such Actual Purchases and shall not be counted toward the Minimum Purchase Requirement for the Fiscal Year in which such shortfall payment or purchase is actually made.

* Orders for Products booked by COMPANY as of (***), 1999 will count toward the Minimum Purchase Requirements for fiscal year 1999.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 2.3

A. Transition of DISTRIBUTOR Sales from (***) to COMPANY Intermittent Monitoring Products

     (***)

B.   (***) Relationship

     (***)

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                 Exhibit 3.3 (a)

                              COMPANY Distributors

     Territory is limited to country or countries indicated; Products are limited to those indicated.

(***)

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                 Exhibit 3.3(c)

                           Compensation to Distributor

                                     EXAMPLE

                                    (1)          (2)             (3)
                                    NET         CREDIT
                                   SALES        AGAINST      PAYMENT DUE
                                   AMOUNT       MINIMUM      DISTRIBUTOR
                                   ------       -------      -----------

Company sells 100 Paratrend
Sensors at $(***) each             $(***)        $(***)         $(***)

Less freight/handling                                            (***)(4)
                                                                -----
         Net Payment to Distributor                             $(***)(5)
                                                                -----

(1) Equals amount invoiced Customer for the Product, excluding cost recovery type charges (ie. taxes and freight). In addition, if disposables are uplifted to pay for equipment, the uplift will be excluded from the payment due DISTRIBUTOR, unless DISTRIBUTOR has purchased the equipment or receivable related to the uplift from the COMPANY. It is the intent of the Parties that DISTRIBUTOR will purchase such equipment and receivables, a list of which will be provided by the COMPANY to the DISTRIBUTOR within 15 days after the Effective Date.

(2)  Equals units sold, multiplied by the transfer price of $(***).

(3) Equals the difference between the amount invoiced to the Customer, less the credit against the minimum, less shipping and handling charges (see (1) for uplift exclusion).

(4) Using an estimated freight amount of $(***) and handling charge of (***)%. Actual freight may vary depending on Customer location and will not be billed to Distributor if billed to Customer.

(5) Payment could be in the form of a cash payment or credit against future purchases/outstanding receivable balances.

NOTE: If the sales price is less than the transfer price, no payment will be due to Distributor.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 3.4

                     Payment for COMPANY Sales Organization


                                                   NUMBER OF    COST PER       1/2 YEAR
                                                   POSITIONS    HEADCOUNT    EXTENDED COST
                                                   ---------    ---------    -------------
INTERNATIONAL:
(Sales manager, sales specialists, product
specialists, clinical support specialists,
customer support, advertising and promotion)          (***)       $(***)           (***)

AMERICAS:
(Area sales managers, account managers,
clinical specialists, inservice specialists,
product specialists, customer support,
advertising and promotion)                           (***)       $(***)            (***)
                                                     ----        -----            -----
         Total Funded by DISTRIBUTOR                 (***)                        $(***)
                                                     ----                         -----

NOTE: Excludes product samples (see Exhibit 5.3) and depreciation of demo/eval units, which will be owned by DISTRIBUTOR. In addition to the costs above, the COMPANY will bear any general and administrative costs to support the sales function.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 3.7

                     COMPANY Trademarks and Usage Guidelines

Paratrend 7(R)

Paratrend 7+(TM)

Neotrend(TM)

TrendCare(TM)

IRMA(R) SL

                                  Exhibit 3.11

                  DISTRIBUTOR's Standard Software License Terms
                               (already provided)

                                   Exhibit 4.1

                 DISTRIBUTOR's Supplier Certification Guidelines

(***)

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 4.5

                         DISTRIBUTOR Purchase Order Form

                                   Exhibit 5.3

                                 Product Pricing

CONTINUOUS MONITORING PRODUCTS:

-------------------------------------------------------------------------------
                           Annual Sensor Unit Volumes
-------------------------------------------------------------------------------
            Less Than                                                  Greater
Sensors        20k      20k-30k    30k-75k    75k-150k    150k-250k   Than 250k
-------------------------------------------------------------------------------

Neotrend     $(***)    $(***)     $(***)      $(***)      $(***)      $(***)
Paratrend    $(***)    $(***)     $(***)      $(***)      $(***)      $(***)

-------------------------------------------------------------------------------
Hardware & Accessory Pricing:
Item Description                                                       Price
-------------------------------------------------------------------------------

Trendcare Senior Monitoring System                                     $(***)
Trendcare Satellite System                                             $(***)
     Complete with Monitor, Patient Data
     Module and Thermal Printer Paper (2 rolls).
Calibration System with Gas Pack.                                      $(***)
Patient Data Module                                                    $(***)
Calibration Gas Pack (3 Cylinders)                                     $(***)
     Average Life 6 Months
Thermal Printer Paper (2 Rolls)                                        $(***)
Dummy Load                                                             $(***)
Power Cable:
     United States                                                     $(***)
     UK/Europe                                                         $(***)

-------------------------------------------------------------------------------
Refurbished Equipment Pricing:
Item Description                                                       Price
-------------------------------------------------------------------------------

Senior Monitoring System                                               $(***)
Satellite System                                                       $(***)
Calibration System                                                     $(***)

NOTE: There is an additional (***)% discount on refurbished equipment greater than 24 months old.

INTERMITTENT MONITORING PRODUCTS:
---------------------------------


CARTRIDGE PRICING:                            ANNUAL VOLUME
                                              -------------
                     Less Than                                                 Greater
                        1M      1-3M     3-5M     5-10M    10-15M     15-20M   Than 20M
                     ---------  ----     ----     -----    ------     ------   --------
SINGLE-USE
PRICE PER CARTRIDGE   $(***)   (***)    (***)     (***)    (***)      (***)      (***)

                                        MINIMUM ANNUAL VOLUME
                                        ---------------------
                         20K     75K     100K      150K      200K     250K
                         ---     ---     ----      ----      ----     ----
MULTI-USE PRICE:
PER TEST               $(***)   (***)   (***)      (***)     (***)    (***)

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

PER CARTRIDGE         $(***)  (***)  (***)   (***)   (***)  (***)
TESTS PER CARTRIDGE    (***)  (***)  (***)   (***)   (***)  (***)

Pricing for multi-use cartridges is dependent upon volume for that cartridge, volume of single-use cartridges purchased and cartridge test size.

--------------------------------------------------------------------------------
Hardware and Accessories Pricing:
Item Description                                                       Price
--------------------------------------------------------------------------------

IRMA SL 2000 Analyzer
     with battery charger, 2 batteries and modem                       $(***)
IRMA SL 2000 Analyzer
     with battery charger & 2 batteries, without modem                 $(***)
Refurbished IRMA SL 2000 Analyzer                                      $(***)
SureStep Pro Glucose module                                            $(***)
IDMS Software Package                                                  $(***)
     Includes: 3.5" Diskettes, User Manual
     RJ45 Cable, RJ45/D89 PC Adapter
EQC Cartridge                                                          $(***)
Battery Pack                                                           $(***)
Battery Charger/Power Supply                                           $(***)
AC Adaptor                                                             $(***)
Carrying Bag Assembly                                                  $(***)
Cord, Battery Charger                                                  $(***)
Thermal Paper (5 rolls)                                                $(***)

Prices shown are minimum prices. If DISTRIBUTOR achieves an aggregate Gross Margin on the Products, excluding the IRMA Analyzer for the first 18 months of this Agreement, in excess of (***)% over the Initial Term of the Agreement or in any year subsequent to the Initial Term, DISTRIBUTOR and the COMPANY will share equally in the excess for such Initial Term or subsequent year. During the first 18 months of this Agreement, if DISTRIBUTOR's Gross Margin on the IRMA Analyzer exceeds (***)%, all of such excess will paid back to the COMPANY up to an amount equal to $(***) per analyzer sold, after which, any remaining such excess will be shared equally by the Parties. Payments due to the COMPANY related to excess Gross Margin on the IRMA Analyzer will be determined and made every months (***) after the Effective Date of this Agreement.

Sensors and Cartridges will be invoiced to DISTRIBUTOR at price levels based on DISTRIBUTOR's initial annual volume forecast for a Fiscal Year. At the end of the Fiscal Year, COMPANY will determine what prices should have applied based on actual sensor purchase volumes. DISTRIBUTOR will be reimbursed or invoiced for the difference between the pricing based on forecast volumes and the pricing based on actual volumes, multiplied by the actual volumes purchased in the Fiscal Year.

COMPANY will sell DISTRIBUTOR up to (***) sensors, (***) single-use cartridges and (***) multi-use cartridges per year for evaluations at a (***)% discount to the agreed upon transfer price for years 1999-2001. In addition, COMPANY will provide expired or rejected Sensors and Cartridges to DISTRIBUTOR free of charge, except for shipping charges, on a limited basis as availability permits.

All used equipment supplied to DISTRIBUTOR shall carry standard (new product) warranty terms and shall be updated to latest revision by COMPANY.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 6.1

                              Regulatory Approvals

Continuous Monitoring Products:

-------------------------------------------------------------------------------------------------------------------
                    P7 EC         P7FL        P7 +       Neotrend       TrendCare       TrendCare       TrendCare
                                                                          Senior        Satellite      Calibrator
-------------------------------------------------------------------------------------------------------------------
     Europe CE     Cleared      Cleared     Cleared       Cleared       Certified       Certified       Certified
                    May 98       May 98      May 98       May 98          Nov 97         Nov 97          Dec 98
                   CE 01845     CE 01845    CE 01845     CE 01845
-------------------------------------------------------------------------------------------------------------------
        USA        Cleared      Cleared     Cleared       Cleared        Cleared         Cleared         Cleared
                    Jan 91       Nov 97     Sept 97       Dec 97         Sept 97         Sept 97      Pending audit
                   K901548      K953893     K970906       K972314        K970906         K970906
-------------------------------------------------------------------------------------------------------------------
       Japan       Cleared     Not filed    Cleared      Not filed       Cleared        Not filed       Not filed
                    Jan 94                   Feb 98                       Feb 98
-------------------------------------------------------------------------------------------------------------------
     Australia     Cleared     Submitted   Not filed     Submitted      Submitted       Submitted       Submitted
                   April 94  Jan 99 pending           Jan 99 pending  Jan 99 pending Jan 99 pending  Jan 99 pending
                               clearance                 clearance      clearance       clearance       clearance
-------------------------------------------------------------------------------------------------------------------
       China      Not filed    Submitted   Not filed     Not filed      Submitted       Not filed       Not filed
                                Sept 98                                  Sept 98
-------------------------------------------------------------------------------------------------------------------
       Taiwan      Cleared     Not filed   Not filed     Not filed       Cleared        Not filed       Not filed
                    May 98                                                May 98
-------------------------------------------------------------------------------------------------------------------
      Thailand    Submitted    Not filed   Not filed     Not filed      Submitted       Not filed       Not filed
                    Nov 97                                                Nov 97
-------------------------------------------------------------------------------------------------------------------
       Israel     Not filed    Submitted   Submitted     Submitted      Submitted       Submitted       Not filed
                                July 98     July 98       July 98        July 98         July 98
-------------------------------------------------------------------------------------------------------------------

World Wide Market for
IRMA Blood Analysis System and Cartridges   April 28,1999

-----------------------------------------------------------------------------------------
                  Series     Combo         BG           H3               H5
                  2000       Cartridge
                  Analyzer                 Blood Gas    Electrolytes +   Electrolytes +
                                           Cartridge    Hct              Hct + BUN/Cl
-----------------------------------------------------------------------------------------
USA                    +           +             +            +                 +
-----------------------------------------------------------------------------------------
Europe CE              +           +             +            +                 X
-----------------------------------------------------------------------------------------
Argentina              +           +             +            +                 +
-----------------------------------------------------------------------------------------
Australia              +           +             +            +                 +
-----------------------------------------------------------------------------------------
Bolivia                +           +             +            +                 +
-----------------------------------------------------------------------------------------
Brazil                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
Canada                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
China                  +           +             +            +                 +
-----------------------------------------------------------------------------------------
Columbia               +           +             +            +                 +
-----------------------------------------------------------------------------------------
Equador                +           +             +            +                 +
-----------------------------------------------------------------------------------------
Greece                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
Hong Kong              +           +             +            +                 +
-----------------------------------------------------------------------------------------
Japan                  +           +             +            +                 +
-----------------------------------------------------------------------------------------
Jordan                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
Korea                  +           +             +            +                 +
-----------------------------------------------------------------------------------------
Kuwait                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
Netherlands            +           +             +            +                 +
Antilles
-----------------------------------------------------------------------------------------
Panama                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
Paraguay               +           +             +            +                 +
-----------------------------------------------------------------------------------------
Peru                   +           +             +            +                 +
-----------------------------------------------------------------------------------------
Puerto Rico            +           +             +            +                 +
-----------------------------------------------------------------------------------------
Turkey                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
U.A.E.                 +           +             +            +                 +
-----------------------------------------------------------------------------------------
Uraguay                +           +             +            +                 +
-----------------------------------------------------------------------------------------
Venezuela              +           +             +            +                 +
-----------------------------------------------------------------------------------------

+ - Cleared for market and distributor in place.

X - Cleared for market with the exception of France which will require reagent licensure.

                                   Exhibit 6.3

                             Localization Languages

--------------------------------------------------------------------------------------------------------
IRMA(R)SL with Glucose       SOFTWARE            MANUALS          PACKAGE LABELS     INSERVICE VIDEO
Module
--------------------------------------------------------------------------------------------------------
GERMAN                          X                  X                    X
--------------------------------------------------------------------------------------------------------
ENGLISH                         X                  X                    X                  X
--------------------------------------------------------------------------------------------------------
SPANISH                         X                  X                    X                  X
--------------------------------------------------------------------------------------------------------
FRENCH                          X                  X                    X
--------------------------------------------------------------------------------------------------------
ITALIAN                         X                  X                    X
--------------------------------------------------------------------------------------------------------
SWEDISH                         X                  X                    X
--------------------------------------------------------------------------------------------------------
GREEK
--------------------------------------------------------------------------------------------------------
JAPANESE
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                    P7 EC              P7FL               P7 +               Neotrend            TrendCare         TrendCare
                                                                                              Senior/Satellite    Calibrator
--------------------------------------------------------------------------------------------------------------------------------
    English     Insert complete  Insert complete      Multilingual        Insert Complete         Complete         Complete
                                                     Insert complete
--------------------------------------------------------------------------------------------------------------------------------
    German     Not translated   Insert translated     Multilingual       Insert translated        Complete          Not yet
                                     pending         Insert complete   pending verification                       translated
                                   verification
--------------------------------------------------------------------------------------------------------------------------------
    French      Not translated  Insert translated     Multilingual       Insert translated   Translated pending     Not yet
                                     pending         Insert complete   pending verification     verification      translated
                                   verification
--------------------------------------------------------------------------------------------------------------------------------
    Italian     Not translated  Insert translated     Multilingual       Insert translated        Complete          Not yet
                                     pending         Insert complete   pending verification                       translated
                                   verification
--------------------------------------------------------------------------------------------------------------------------------
    Swedish     Not translated  Insert translated     Multilingual       Insert translated        Complete          Not yet
                                     pending         Insert complete   pending verification                       translated
                                   verification
--------------------------------------------------------------------------------------------------------------------------------
    Spanish     Not translated  Insert translated     Multilingual       Insert translated   Translated pending     Not yet
                                     pending         Insert complete   pending verification     verification      translated
                                   verification
--------------------------------------------------------------------------------------------------------------------------------
     Greek      Not translated  Insert translated    Not translated      Insert translated   Translated pending  Not translated
                                     pending                           pending verification     verfication
                                   verification
--------------------------------------------------------------------------------------------------------------------------------
   Japanese     Not translated    Not translated     Not translated       Not translated       Not translated    Not translated
--------------------------------------------------------------------------------------------------------------------------------

    Product labels are available in the following languages for all products:
             English, German, French, Italian, Swedish, and Spanish
              Japanese is available for P7 Electrochemical and P7 +

                                   Exhibit 8.1

                   PATENT PORTFOLIO FOR NEOTREND AND PARATREND

                  Optical Transmitter                                  Optical Waveguide         Multiparameter
Title             and Reflector             Solid State Sensors        Sensors                   Sensor Apparatus
-----             -------------             -------------------        -----------------         ----------------
(***)             (***)                     (***)                      (***)                     (***)

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                               COMPANY Technology

Patent List - Intermittent Testing Platform Technology
                  Diametrics Medical, Inc.   April, 1999

        Patent                            US Patent #          Date of Issue
-------------------------------------------------------------------------------

     (***)                                   (***)                 (***)



Patents for most of the above technologies have also been applied for, or have been granted, in several foreign countries.

--------
*** Denotes confidential information that has been omitted from the exhibit and filed separately, accompanied by a confidential treatment request, with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.

                                   Exhibit 8.4

                          Out-of-Warranty Repair Terms

              [To be provided within 15 days of the Effective Date]